Exhibit 99.1

DESCRIPTION OF ATLAS COMMON SHARES

AND ATLAS PREFERRED SHARES

The following is a summary of the material terms of common shares and preferred shares of Atlas Corp. (“Atlas”). Because the following is only a summary, it may not contain all the information that is important to you. The following summary is qualified by reference to the Republic of the Marshall Islands Business Corporations Act (the “BCA”) and Atlas’ Amended and Restated Articles of Incorporation (“Atlas articles of incorporation”), Atlas’ Amended and Restated Bylaws (“Atlas bylaws”) and the Statement of Designation for each series of Atlas preferred shares.

Authorized Capital

Under the Atlas articles of incorporation, Atlas authorized shares consist of 400,000,000 common shares, par value US$0.01 per share, and 150,000,000 preferred shares, par value US$0.01 per share.

Atlas Common Shares

Dividends

Under the Atlas articles of incorporation, holders of Atlas common shares may receive quarterly dividends. Declaration and payment of any dividend is subject to the discretion of Atlas’ board of directors. The time and amount of dividends will depend upon Atlas’ financial condition, Atlas’ operations, Atlas’ cash requirements and availability, debt repayment obligations, capital expenditure needs, restrictions in Atlas’ debt instruments and Atlas’ preferred shares, industry trends, the provisions of the Republic of the Marshall Islands law affecting the payment of distributions to shareholders and other factors. The BCA generally prohibits the payment of dividends other than from paid-in capital in excess of par value and Atlas earnings or while Atlas is insolvent or would be rendered insolvent on paying the dividend.

Voting

Atlas common shares each have one vote. At all meetings of shareholders there must be present either in person or by proxy holders of record of at least a majority of Atlas common shares issued and outstanding and entitled to vote at such meetings in order to constitute a quorum at meetings of Atlas shareholders.

Anti-Takeover Effects of Certain Provisions of Atlas Articles of Incorporation and Bylaws

Certain provisions of Atlas articles of incorporation and Atlas bylaws, which are summarized in the following paragraphs, may have an anti-takeover effect and may delay, defer or prevent a tender offer or takeover attempt that a shareholder might consider in its best interest, including those attempts that might result in a premium over the market price for the shares held by shareholders.

Removal of Directors; Vacancies

Atlas articles of incorporation and Atlas bylaws provide that directors may be removed for cause upon the affirmative vote of holders of a majority of the outstanding Atlas common shares entitled to vote in the election of directors. In addition, Atlas articles of incorporation and Atlas bylaws also provide that any vacancies on Atlas board of directors and newly created directorships may be filled only by the affirmative vote of a majority of the remaining directors, although less than a quorum.

No Cumulative Voting

Under the BCA, shareholders are not entitled to the right to cumulate votes in the election of directors unless the articles of incorporation provide otherwise. Atlas articles of incorporation prohibit cumulative voting.

Calling of Special Meetings of Shareholders

Atlas bylaws provide that special meetings of Atlas shareholders may be called only by the chairman of Atlas’ board of directors, by written notice to the board of directors by any two members of the executive committee, by resolution of Atlas’ board of directors, or if applicable, by the longest serving co-chairman of Atlas board of directors.

Advance Notice Requirements for Shareholder Proposals and Director Nominations

Atlas bylaws provide that shareholders seeking to nominate candidates for election as directors or to bring business before an annual meeting of shareholders must provide timely notice of their proposal in writing to the corporate secretary.

Generally, to be timely, a shareholder’s notice must be received at Atlas’ principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary date of the date on which Atlas first mailed its proxy materials for the previous year’s annual meeting. Atlas bylaws also specify requirements as to the form and content of a shareholder’s notice. These provisions may impede shareholders’ ability to bring matters before an annual meeting of shareholders or make nominations for directors at an annual meeting of shareholders.

Amendments to Atlas Bylaws

Atlas articles of incorporation and Atlas bylaws grant Atlas board of directors the authority to amend and repeal Atlas bylaws without a shareholder vote in any manner not inconsistent with the laws of the Republic of the Marshall Islands and Atlas articles of incorporation. Holders of Atlas common shares may amend Atlas bylaws by a vote of not less than 66 2/3% of the shares entitled to vote.

Business Combinations

Atlas articles of incorporation contain provisions that prohibit it from engaging in a business combination with an interested shareholder for a period of three years following the date of the transaction in which the person became an interested shareholder, unless, in addition to any other approval that may be required by applicable law:

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prior to the date of the transaction that resulted in the shareholder becoming an interested shareholder, Atlas board of directors approved either the business combination or the transaction that resulted in the shareholder becoming an interested shareholder;

•

upon consummation of the transaction that resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least 85% of Atlas’ voting shares outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding those shares owned (i) by persons who are directors and officers, and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer;

•

after the date of the transaction that resulted in the shareholder becoming an interested shareholder, the business combination is approved by Atlas board of directors and authorized at an annual or special meeting of shareholders, and not by written consent, by the affirmative vote of at least 66 2/3% of Atlas’ outstanding voting shares that are not owned by the interested shareholder; or

•

the interested shareholder is Dennis Washington, Copper Lion, Inc. or Fairfax Financial Holdings Limited or any of their affiliates, or any person that purchases shares from any of those person or any of their affiliates.

Generally, a “business combination” includes any merger or consolidation of Atlas or any direct or indirect majority-owned subsidiary of Atlas with (a) the interested shareholder or any of its affiliates or (b) with any corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested shareholder. Generally, an “interested shareholder” is any person or entity that (a) owns 15% or more of Atlas’ outstanding voting shares, (b) is an affiliate or associate of Atlas and was the owner of 15% or more of Atlas’ outstanding voting shares at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such person is an interested shareholder or (c) the affiliates and associates of any person listed in (a) or (b), except that any person who owns 15% or more of Atlas outstanding voting shares as a result of action taken solely by Atlas shall not be an interested shareholder unless such person acquires additional voting shares, except as a result of further action by Atlas, not caused, directly or indirectly, by such person.

Dissenters’ Rights of Appraisal and Payment

Under the BCA, shareholders have the right to dissent from various corporate actions, including any merger or consolidation or sale of all or substantially all of the company’s assets not made in the usual course of business, and receive payment of the fair value of their shares. However, the right of a dissenting shareholder to receive payment of the fair value of his or her shares shall not be available under the BCA for the shares of any class or series of stock, which shares, at the record date fixed to determine the shareholders entitled to receive notice of and to vote at the meeting of shareholders to act upon the agreement of merger or consolidation or any sale or exchange of all or substantially all of the assets of the company not made in the usual course of its business were listed on a securities exchange.

In the event of an amendment of the Atlas articles of incorporation, a shareholder also has the right to dissent and receive payment for his or her shares if the amendment alters certain rights in respect of those shares. The dissenting shareholder must follow the procedures set forth in the BCA to receive payment. In the event that Atlas and any dissenting shareholder fail to agree on a price for the shares, the BCA procedures involve, among other things, the institution of proceedings in the high court of the Republic of the Marshall Islands or in any appropriate court in any jurisdiction in which Atlas common shares are primarily traded on a local or national securities exchange.

Shareholders’ Derivative Actions

Under the BCA, any of Atlas’ shareholders may bring an action in Atlas’ name to procure a judgment in Atlas’ favor, also known as a derivative action, provided that the shareholder bringing the action is a holder of common shares both at the time the derivative action is commenced and at the time of the transaction to which the action relates.

Limitations on Liability and Indemnification of Officers and Directors

The BCA authorizes corporations to limit or eliminate the personal liability of directors and officers to corporations and their shareholders for monetary damages for breaches of directors’ fiduciary duties. Atlas articles of incorporation include a provision that eliminates the personal liability of directors or officers for monetary damages for actions taken as a director or officer to the fullest extent permitted by law.

Atlas articles of incorporation provide that Atlas must indemnify its directors and officers to the fullest extent authorized by law. Atlas is also expressly authorized to advance certain expenses (including attorneys’ fees and disbursements and court costs) to Atlas’ directors and officers and carry directors’ and officers’ insurance providing indemnification for Atlas’ directors, officers and certain employees for some liabilities. Atlas believes that these indemnification provisions and insurance are useful to attract and retain qualified directors and executive officers.

The limitation of liability and indemnification provisions in Atlas articles of incorporation may discourage shareholders from bringing a lawsuit against directors for breach of their fiduciary duty. These provisions may also have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit Atlas and its shareholders. In addition, your investment may be adversely affected to the extent Atlas pays the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

Exchange Listing

Atlas common shares are listed on the New York Stock Exchange (the “NYSE”) under the symbol “ATCO.”

Transfer Agent and Registrar

American Stock Transfer & Trust Company, LLC serves as registrar and transfer agent for Atlas common shares.

Atlas Preferred Shares

General

Atlas articles of incorporation authorize Atlas’ board of directors to establish one or more series of preferred shares and to determine, with respect to any series of preferred shares, the terms and rights of that series, including, among other things:

•	the designation of the series;

•	the number of shares in the series;

•	the dividend terms and conditions of the series;

•	any redemption rights of, or sinking fund for, the series;

•	the amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of Atlas;

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whether the shares of the series will be convertible into shares of any other class or series, or any other security, of Atlas or any other corporation, and, if so, the terms and conditions upon which the conversion may be made;

•	restrictions on the issuance of shares of the same series or of any other class or series; and

•	the voting rights, if any, of the holders of the series.

The following series of Atlas preferred shares are issued and outstanding: (i) 7.95% Cumulative Redeemable Perpetual Preferred Shares – Series D (“Atlas Series D Preferred Shares”), (ii) 8.25% Cumulative Redeemable Perpetual Preferred Shares – Series E (“Atlas Series E Preferred Shares”), (iii) 8.20% Cumulative Redeemable Perpetual Preferred Shares – Series G (“Atlas Series G Preferred Shares”), (iv) 7.875% Cumulative Redeemable Perpetual Preferred Shares – Series H (“Atlas Series H Preferred Shares”), and (v) Fixed-To-Floating Cumulative Redeemable Perpetual Preferred Shares – Series I (“Atlas Series I Preferred Shares” and together with Atlas Series D Preferred Shares, Atlas Series E Preferred Shares, Atlas Series G Preferred Shares, and Atlas Series H Preferred Shares, “Atlas preferred shares”).

American Stock Transfer & Trust Company, LLC is the paying agent (the “Paying Agent”) and the registrar and transfer agent (the “Registrar and Transfer Agent”) for each series of the Atlas preferred shares.

Ranking

Each series of Atlas preferred shares ranks:

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senior to (i) all classes of common shares and (ii) any other class or series of capital stock established by Atlas’ Board of Directors, the terms of which class or series do not expressly provide that it is made senior to or on parity with the Atlas preferred shares as to dividend distributions and distributions upon any liquidation event (collectively referred to with Atlas common shares as “Junior Securities”);

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on a parity with (i) each series of Atlas preferred shares and (iv) any other class or series of capital stock established by Atlas’ Board of Directors, the terms of which class or series are not expressly subordinated or senior to the Atlas preferred shares as to dividend distributions and distributions upon any liquidation event (collectively referred to as “Parity Securities”); and

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junior to any other class or series of capital stock established by Atlas’ Board of Directors, the terms of which class or series expressly provide that it ranks senior to the Atlas preferred shares as to dividend distributions and distributions upon any Liquidation Event (collectively referred to as “Senior Securities”).

Under each Statement of Designation of the Atlas preferred shares, Atlas may issue Junior Securities from time to time in one or more series without the consent of the holders of the Atlas preferred shares. Atlas’ board of directors has the authority to determine the preferences, powers, qualifications, limitations, restrictions and special or relative rights or privileges, if any, of any such series before the issuance of any shares of that series. Atlas’ board of directors will also determine the number of shares constituting each series of securities. Atlas’ ability to issue additional Parity Securities or Senior Securities is limited as described under each of “—Atlas Series D Preferred Shares—Voting Rights”, “—Atlas Series E Preferred Shares—Voting Rights”, “—Atlas Series G Preferred Shares—Voting Rights”, “—Atlas Series H Preferred Shares—Voting Rights”, and “—Atlas Series I Preferred Shares—Voting Rights” below.

Net Worth Covenant

The Statement of Designation related to each series of Atlas preferred shares includes a restrictive covenant that Atlas shall not permit the Net Worth to Preferred Stock Ratio (as defined below) to be less than or equal to 1.00.

Atlas will not declare, pay or set apart for payment any cash dividend on any Junior Securities unless Atlas is in compliance with the foregoing covenant. Compliance with the foregoing covenant shall be measured on the last day of each of Atlas’ fiscal quarters. Within 60 days after the end of each fiscal quarter, Atlas shall deliver to the Registrar and Transfer Agent an officer’s certificate confirming compliance with the covenant described above. Each such certificate will be made available to the holders of Atlas preferred shares upon request to the Registrar and Transfer Agent. Atlas shall mail, within five Business Days of the discovery thereof, to all holders of Atlas preferred shares and the Registrar and Transfer Agent, notice of any default in compliance with the covenant described above.

For purposes of the Net Worth to Preferred Stock Ratio covenant, the following definitions shall apply:

“Cash and Cash Equivalents” means, as of a given date, Atlas’ cash and cash equivalents as determined in accordance with U.S. GAAP.

“Common Stock” means any of Atlas’ capital stock that is not Preferred Stock.

“Intangible Assets” means, in respect of Atlas as of a given date, the intangible assets of Atlas of the types, if any, presented in Atlas’ consolidated balance sheet.

“Net Worth” means, as of a given date, the result of, without duplication:

(a)	Total Assets, less

(b)	Intangible Assets, less

(c)	Total Borrowings (without giving effect to any fair value adjustments pursuant to the Financial Accounting Standards Board Accounting Standards Codification 820).

“Net Worth to Preferred Stock Ratio” means, as of a given date, the result of dividing (x) Net Worth as of such date by (y) the aggregate Preferred Stock Amount as of such date.

“Non-Recourse Liabilities” means, in respect of Atlas as of a given date, the non-recourse liabilities as described in subparts (a)-(h) of the definition of Total Borrowings and of the types, if any, presented in Atlas’ consolidated financial statements.

“Preferred Stock” means any of Atlas’ capital stock, however designated, which entitles the holder thereof to a preference with respect to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of Atlas’ affairs, over shares of Atlas’ Common Stock.

“Preferred Stock Amount” means, in respect of any series of Preferred Stock, the sum, without duplication, of (x) the aggregate liquidation preference of the outstanding shares of such Preferred Stock as of the relevant measurement date and (y) the aggregate amount of any accumulated and unpaid dividends or other distributions in respect of the outstanding shares of such Preferred Stock as of the relevant measurement date.

“Total Assets” means, in respect of Atlas on a consolidated basis, as of a given date the aggregate of the following, without duplication:

(a)	all of the assets of Atlas of the types presented on its consolidated balance sheet; less

(b)	Cash and Cash Equivalents; less

(c)	Non-Recourse Liabilities; and less

(d)

assets under any vessel construction or ship purchase agreement (including novation and assignment and assumption agreements) that Atlas is required to record on its books under U.S. GAAP even though Atlas is not the legal owner of the vessel or legally obligated to take delivery of the vessel.

“Total Borrowings” means, in respect of Atlas on a consolidated basis, as of a given date the aggregate of the following, without duplication:

(a)	the outstanding principal amount of any moneys borrowed; plus

(b)	the outstanding principal amount of any acceptance under any acceptance credit; plus

(c)	the outstanding principal amount of any bond, note, debenture or other similar instrument; plus

(d)	the book values of indebtedness under a lease, charter, hire purchase agreement or other similar arrangement which would, in accordance with U.S. GAAP, be treated as a finance or capital lease; plus

(e)

the outstanding principal amount of all moneys owing in connection with the sale or discounting of receivables (otherwise than on a non-recourse basis or which otherwise meet any requirements for de-recognition under U.S. GAAP); plus

(f)

the outstanding principal amount of any indebtedness arising from any deferred payment agreements arranged primarily as a method of raising finance or financing the acquisition of an asset (except trade payables); plus

(g)	any fixed or minimum premium payable on the repayment or redemption of any instrument referred to in clause (c) above; plus

(h)

the outstanding principal amount of any indebtedness of any person of a type referred to in the above clauses of this definition which is the subject of a guarantee given by Atlas to the extent that such guaranteed indebtedness is determined and given a value in respect of Atlas on a consolidated basis in accordance with U.S. GAAP; less

(i)	Cash and Cash Equivalents; less

(j)	Non-Recourse Liabilities.

Notwithstanding the foregoing, “Total Borrowings” shall not include any of the following:

(a)	indebtedness or obligations arising from derivative transactions, such as protecting against interest rate or currency fluctuations; and

(b)

indebtedness under any vessel construction or ship purchase agreement (including novation and assignment and assumption agreements) that Atlas is required to record on its books under U.S. GAAP even though Atlas is not the legal owner of the vessel or legally obligated to take delivery of the vessel.

“U.S. GAAP” means generally accepted accounting principles in the United States of America.

No Sinking Fund

None of the Atlas preferred shares have the benefit of any sinking fund.

Exchange Listing

Atlas preferred shares are listed on the NYSE under the symbols “ATCO-PD,” “ATCO-PE,” “ATCO-PG,” “ATCO-PH,” and “ATCO-PI,” respectively.

For a further description of each series of Atlas preferred shares, see “—Atlas Series D Preferred Shares”, “—Atlas Series E Preferred Shares”, “—Atlas Series G Preferred Shares”, “—Atlas Series H Preferred Shares”, and “—Atlas Series I Preferred Shares” below.

Atlas Series D Preferred Shares

The following description of the Atlas Series D Preferred Shares does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of Atlas articles of incorporation, including the Atlas Series D Statement of Designation designating the Atlas Series D Preferred Shares and setting forth the rights, preferences and limitations of the Atlas Series D Preferred Shares.

General

There are 20,000,000 Atlas Series D Preferred Shares authorized.

The Atlas Series D Preferred Shares will entitle the holders thereof to receive cumulative cash dividends when, as and if declared by Atlas’ board of directors out of legally available funds for such purpose. The Atlas Series D Preferred Shares will represent perpetual equity interests in Atlas and will not give rise to a claim for payment of a principal amount at a particular date. As such, the Atlas Series D Preferred Shares will rank junior to all of Atlas’ indebtedness and other liabilities with respect to assets available to satisfy claims against Atlas.

The Atlas Series D Preferred Shares will not be convertible into common shares or other of Atlas’ securities and will not have exchange rights or be entitled or subject to any preemptive or similar rights. The Atlas Series D Preferred Shares will not be subject to mandatory redemption or to any sinking fund requirements. The Atlas Series D Preferred Shares will be subject to redemption, in whole or in part, at Atlas’ option. See “—Redemption.”

Liquidation Rights

The holders of outstanding Atlas Series D Preferred Shares will be entitled, in the event of any liquidation, dissolution or winding up of Atlas’ affairs, whether voluntary or involuntary, to receive the liquidation preference of $25.00 per share in cash plus an amount equal to accumulated and unpaid dividends thereon to the date fixed for payment of such amount (whether or not declared), and no more, before any distribution will be made to the holders of Atlas common shares or any other Junior Securities. A consolidation or merger of Atlas with or into any other entity, individually or in a series of transactions, will not be deemed a liquidation, dissolution or winding up of Atlas’ affairs for this purpose. In the event that Atlas’ assets available for distribution to holders of the outstanding Atlas Series D Preferred Shares and any Parity Securities are insufficient to permit payment of all required amounts, Atlas’ assets then remaining will be distributed among the Atlas Series D Preferred Shares and any Parity Securities, as applicable, ratably on the basis of their relative aggregate liquidation preferences. After payment of all required amounts to the holders of the outstanding Atlas Series D Preferred Shares and Parity Securities, Atlas’ remaining assets and funds will be distributed among the holders of the common shares and any other Junior Securities then outstanding according to their respective rights.

Voting Rights

The Atlas Series D Preferred Shares will have no voting rights except as set forth below or as otherwise provided by Marshall Islands law. In the event that six quarterly dividends, whether consecutive or not, payable on the Atlas Series D Preferred Shares are in arrears, the holders of the Atlas Series D Preferred Shares will have the right, voting as a class together with holders of any other Parity Securities upon which like voting rights have been conferred and are exercisable, at the next meeting of shareholders called for the election of directors, to elect one member of Atlas’ board of directors, and the size of Atlas’ board of directors will be increased as needed to accommodate such change (unless the size of Atlas’ board of directors already has been increased by reason of the election of a director by holders of Parity Securities upon which like voting rights have been conferred and with which the Atlas Series D Preferred Shares voted as a class for the election of such director). The right of such holders of Atlas Series D Preferred Shares to elect a member of Atlas’ board of directors will continue until such time as all dividends accumulated and in arrears on the Atlas Series D Preferred Shares have been paid in full, at which time such right will terminate, subject to revesting in the event of each and every subsequent failure to pay six quarterly dividends as described above. Upon any termination of the right of the holders of the Atlas Series D Preferred Shares and any other Parity Securities to vote as a class for such director, the term of office of the director then in office elected by such holders voting as a class will terminate immediately. Any director elected by the holders of the Atlas Series D Preferred Shares and any other Parity Securities shall be entitled to one vote on any matter before Atlas’ board of directors.

Unless Atlas has received the affirmative vote or consent of the holders of at least two-thirds of the outstanding Atlas Series D Preferred Shares, voting as a single class, Atlas may not adopt any amendment to its articles of incorporation that adversely alters the preferences, powers or rights of the Atlas Series D Preferred Shares.

In addition, unless Atlas has received the affirmative vote or consent of the holders of at least two-thirds of the outstanding Atlas Series D Preferred Shares, voting as a class together with holders of any other Parity Securities upon which like voting rights have been conferred and are exercisable, Atlas may not: (i) issue any Parity Securities or Senior Securities if the cumulative dividends payable on outstanding Atlas Series D Preferred Shares are in arrears; or (ii) create or issue any Senior Securities.

On any matter described above in which the holders of the Atlas Series D Preferred Shares are entitled to vote as a class, such holders will be entitled to one vote per share. The Atlas Series D Preferred Shares held by Atlas or any of Atlas’ subsidiaries or affiliates will not be entitled to vote.

Dividends

General

Holders of Atlas Series D Preferred Shares will be entitled to receive, when, as and if declared by Atlas’ board of directors out of legally available funds for such purpose, cumulative cash dividends from the original issue date.

Dividend Rate

Dividends on the Atlas Series D Preferred Shares will be cumulative, commencing on the original issue date, and payable on each Dividend Payment Date, when, as and if declared by Atlas’ board of directors or any authorized committee thereof out of legally available funds for such purpose. Dividends on the Atlas Series D Preferred Shares will accrue at a rate of 7.95% per annum per $25.00 stated liquidation preference per Atlas Series D Preferred Share.

Dividend Payment Dates

The “Dividend Payment Dates” for the Atlas Series D Preferred Shares will be each January 30, April 30, July 30 and October 30. Dividends will accumulate in each dividend period from and including the preceding Dividend Payment Date or the initial issue date, as the case may be, to but excluding the applicable Dividend Payment Date for such dividend period, and dividends will accrue on accumulated dividends at the applicable dividend rate. If any Dividend Payment Date otherwise would fall on a day that is not a Business Day, declared dividends will be paid on the immediately succeeding Business Day without the accumulation of additional dividends. Dividends on the Atlas Series D Preferred Shares will be payable based on a 360-day year consisting of twelve 30-day months.

“Business Day” means a day on which The New York Stock Exchange is open for trading and which is not a Saturday, a Sunday or other day on which banks in New York City are authorized or required by law to close.

Payment of Dividends

Not later than the close of business, New York City time, on each Dividend Payment Date, Atlas will pay those dividends, if any, on the Atlas Series D Preferred Shares that have been declared by Atlas’ board of directors to the holders of such shares as such holders’ names appear on Atlas’ stock transfer books maintained by the Registrar and Transfer Agent on the applicable Record Date. The applicable record date, or Record Date, will be the Business Day immediately preceding the applicable Dividend Payment Date, except that in the case of payments of dividends in arrears, the Record Date with respect to a Dividend Payment Date will be such date as may be designated by Atlas’ board of directors in accordance with Atlas bylaws then in effect and the Atlas Series D Statement of Designation.

So long as the Atlas Series D Preferred Shares are held of record by the nominee of the Securities Depository, declared dividends will be paid to the Securities Depository in same-day funds on each Dividend Payment Date. The Securities Depository will credit accounts of its participants in accordance with the Securities Depository’s normal procedures. The participants will be responsible for holding or disbursing such payments to beneficial owners of the Atlas Series D Preferred Shares in accordance with the instructions of such beneficial owners.

No dividend may be declared or paid or set apart for payment on any Junior Securities (other than a dividend payable solely in shares of Junior Securities) unless (a) full cumulative dividends have been or contemporaneously are being paid or provided for on all outstanding Atlas Series D Preferred Shares and any Parity Securities through the most recent respective dividend payment dates and (b) Atlas is in compliance with the Net Worth to Preferred Stock Ratio described above. Accumulated dividends in arrears for any past dividend period may be declared by Atlas’ board of directors and paid on any date fixed by Atlas’ board of directors, whether or not a Dividend Payment Date, to holders of the Atlas Series D Preferred Shares on the record date for such payment, which may not be more than 60 days, nor less than 15 days, before such payment date. Subject to the next succeeding sentence, if all accumulated dividends in arrears on all outstanding Atlas Series D Preferred Shares and any Parity Securities have not been declared and paid, or if sufficient funds for the payment thereof have not been set apart, payment of accumulated dividends in arrears on the Atlas Series D Preferred Shares and any Parity Securities will be made in order of their respective dividend payment dates, commencing with the earliest. If less than all dividends payable with respect to all Atlas Series D Preferred Shares and any Parity Securities are paid, any partial payment will be made pro rata with respect to the Atlas Series D Preferred Shares and any Parity Securities entitled to a dividend payment at such time in proportion to the aggregate amounts remaining due in respect of such shares at such time. Holders of the Atlas Series D Preferred Shares will not be entitled to any dividend, whether payable in cash, property or stock, in excess of full cumulative dividends. Except insofar as dividends accrue on the amount of any accumulated and unpaid dividends as described under “—Dividends—Dividend Rate,” no interest or sum of money in lieu of interest will be payable in respect of any dividend payment which may be in arrears on the Atlas Series D Preferred Shares.

Redemption

Optional Redemption

Atlas may redeem, at its option, in whole or in part, the Atlas Series D Preferred Shares at a redemption price in cash equal to $25.00 per share plus an amount equal to all accumulated and unpaid dividends thereon to the date of redemption, whether or not declared. Any such optional redemption shall be effected only out of funds legally available for such purpose.

Redemption Procedures

Atlas will give notice of any redemption by mail, postage prepaid, not less than 15 days and not more than 60 days before the scheduled date of redemption, to the holders of any shares to be redeemed as such holders’ names appear on Atlas’ stock transfer books maintained by the Registrar and Transfer Agent at the address of such holders shown therein. Such notice shall state: (a) the redemption date, (b) the number of Atlas Series D Preferred Shares to be redeemed and, if less than all outstanding Atlas Series D Preferred Shares are to be redeemed, the number (and the identification) of shares to be redeemed from such holder, (c) the redemption price, (d) the place where the Atlas Series D Preferred Shares are to be redeemed and shall be presented and surrendered for payment of the redemption price therefor and (e) that dividends on the shares to be redeemed will cease to accumulate from and after such redemption date.

If fewer than all of the outstanding Atlas Series D Preferred Shares are to be redeemed, the number of shares to be redeemed will be determined by Atlas, and such shares will be redeemed by such method of selection as the Securities Depository shall determine, with adjustments to avoid redemption of fractional shares. So long as all Atlas Series D Preferred Shares are held of record by the nominee of the Securities Depository, Atlas will give notice, or cause notice to be given, to the Securities Depository of the number of Atlas Series D Preferred Shares to be redeemed, and the Securities Depository will determine the number of Atlas Series D Preferred Shares to be redeemed from the account of each of its participants holding such shares in its participant account. Thereafter, each participant will select the number of shares to be redeemed from each beneficial owner for whom it acts (including the participant, to the extent it holds Atlas Series D Preferred Shares for its own account). A participant may determine to redeem Atlas Series D Preferred Shares from some beneficial owners (including the participant itself) without redeeming Atlas Series D Preferred Shares from the accounts of other beneficial owners.

So long as the Atlas Series D Preferred Shares are held of record by the nominee of the Securities Depository, the redemption price will be paid by the Paying Agent to the Securities Depository on the redemption date. The Securities Depository’s normal procedures provide for it to distribute the amount of the redemption price in same-day funds to its participants who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

If Atlas gives or causes to be given a notice of redemption, then Atlas will deposit with the Paying Agent funds sufficient to redeem the Atlas Series D Preferred Shares as to which notice has been given by the close of business, New York City time, no later than the Business Day immediately preceding the date fixed for redemption, and will give the Paying Agent irrevocable instructions and authority to pay the redemption price to the holder or holders thereof upon surrender or deemed surrender (which will occur automatically if the certificate representing such shares is issued in the name of the Securities Depository or its nominee) of the certificates therefor. If notice of redemption shall have been given, then from and after the date fixed for redemption, unless Atlas defaults in providing funds sufficient for such redemption at the time and place specified for payment pursuant to the notice, all dividends on such shares will cease to accumulate and all rights of holders of such shares as Atlas’ shareholders will cease, except the right to receive the redemption price, including an amount equal to accumulated and unpaid dividends through the date fixed for redemption, whether or not declared. Atlas will be entitled to receive from the Paying Agent the interest income, if any, earned on such funds deposited with the Paying Agent (to the extent that such interest income is not required to pay the redemption price of the shares to be redeemed), and the holders of any shares so redeemed will have no claim to any such interest income. Any funds deposited with the Paying Agent hereunder by Atlas for any reason, including, but not limited to, redemption of Atlas Series D Preferred Shares, that remain unclaimed or unpaid after two years after the applicable redemption date or other payment date, shall be, to the extent permitted by law, repaid to Atlas upon Atlas’ written request, after which repayment the holders of the Atlas Series D Preferred Shares entitled to such redemption or other payment shall have recourse only to Atlas.

If only a portion of the Atlas Series D Preferred Shares represented by a certificate has been called for redemption, upon surrender of the certificate to the Paying Agent (which will occur automatically if the certificate representing such shares is registered in the name of the Securities Depository or its nominee), the Paying Agent will issue to the holder of such shares a new certificate (or adjust the applicable book-entry account) representing the number of Atlas Series D Preferred Shares represented by the surrendered certificate that have not been called for redemption.

Notwithstanding any notice of redemption, there will be no redemption of any Atlas Series D Preferred Shares called for redemption until funds sufficient to pay the full redemption price of such shares, including all accumulated and unpaid dividends to the date of redemption, whether or not declared, have been deposited by Atlas with the Paying Agent.

Atlas and its affiliates may from time to time purchase the Atlas Series D Preferred Shares, subject to compliance with all applicable securities and other laws. Neither Atlas nor any of its affiliates has any obligation, or any present plan or intention, to purchase any Atlas Series D Preferred Shares. Any shares repurchased and cancelled by Atlas will revert to the status of authorized but unissued preferred shares, undesignated as to series.

Notwithstanding the foregoing, in the event that full cumulative dividends on the Atlas Series D Preferred Shares and any Parity Securities have not been paid or declared and set apart for payment, Atlas may not repurchase, redeem or otherwise acquire, in whole or in part, any Atlas Series D Preferred Shares or Parity Securities except pursuant to a purchase or exchange offer made on the same terms to all holders of Atlas Series D Preferred Shares and any Parity Securities. Common shares and any other Junior Securities may not be redeemed, repurchased or otherwise acquired unless full cumulative dividends on the Atlas Series D Preferred Shares and any Parity Securities for all prior and the then-ending dividend periods have been paid or declared and set apart for payment.

Book-Entry System

All Atlas Series D Preferred Shares will be represented by a single certificate issued to The Depository Trust Company (and its successors or assigns or any other securities depository selected by Atlas) or the Securities Depository, and registered in the name of its nominee (initially, Cede & Co.). The Atlas Series D Preferred Shares will continue to be represented by a single certificate registered in the name of the Securities Depository or its nominee, and no holder of the Atlas Series D Preferred Shares will be entitled to receive a certificate evidencing such shares unless otherwise required by law or the Securities Depository gives notice of its intention to resign or is no longer eligible to act as such and Atlas has not selected a substitute Securities Depository within 60 calendar days thereafter. Payments and communications made by Atlas to holders of the Atlas Series D Preferred Shares will be duly made by making payments to, and communicating with, the Securities Depository. Accordingly, unless certificates are available to holders of the Atlas Series D Preferred Shares, each holder of Atlas Series D Preferred Shares must rely on (a) the procedures of the Securities Depository and its participants to receive dividends, distributions, any redemption price, liquidation preference and notices, and to direct the exercise of any voting or nominating rights, with respect to such Atlas Series D Preferred Shares and (b) the records of the Securities Depository and its participants to evidence its ownership of such Atlas Series D Preferred Shares.

The Depository Trust Company, the initial Securities Depository, is a New York-chartered limited purpose trust company that performs services for its participants, some of whom (and/or their representatives) own The Depository Trust Company. The Securities Depository maintains lists of its participants and will maintain the positions (i.e., ownership interests) held by its participants in the Atlas Series D Preferred Shares, whether as a holder of the Atlas Series D Preferred Shares for its own account or as a nominee for another holder of the Atlas Series D Preferred Shares.

Atlas Series E Preferred Shares

The following description of the Atlas Series E Preferred Shares does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of Atlas articles of incorporation, including the Atlas Series E Statement of Designation designating the Atlas Series E Preferred Shares and setting forth the rights, preferences and limitations of the Atlas Series E Preferred Shares.

General

There are 15,000,000 Atlas Series E Preferred Shares authorized.

The Atlas Series E Preferred Shares will entitle the holders thereof to receive cumulative cash dividends when, as and if declared by Atlas’ board of directors out of legally available funds for such purpose. The Atlas Series E Preferred Shares will represent perpetual equity interests in Atlas and will not give rise to a claim for payment of a principal amount at a particular date. As such, the Atlas Series E Preferred Shares will rank junior to all of Atlas’ indebtedness and other liabilities with respect to assets available to satisfy claims against Atlas.

The Atlas Series E Preferred Shares will not be convertible into common shares or other of Atlas’ securities and will not have exchange rights or be entitled or subject to any preemptive or similar rights. The Atlas Series E Preferred Shares will not be subject to mandatory redemption or to any sinking fund requirements. The Atlas Series E Preferred Shares will be subject to redemption, in whole or in part, at Atlas’ option. See “—Redemption.”

Liquidation Rights

The holders of outstanding Atlas Series E Preferred Shares will be entitled, in the event of any liquidation, dissolution or winding up of Atlas’ affairs, whether voluntary or involuntary, to receive the liquidation preference of $25.00 per share in cash plus an amount equal to accumulated and unpaid dividends thereon to the date fixed for payment of such amount (whether or not declared), and no more, before any distribution will be made to the holders of Atlas common shares or any other Junior Securities. A consolidation or merger of Atlas with or into any other entity, individually or in a series of transactions, will not be deemed a liquidation, dissolution or winding up of Atlas’ affairs for this purpose. In the event that Atlas’ assets available for distribution to holders of the outstanding Atlas Series E Preferred Shares and any Parity Securities are insufficient to permit payment of all required amounts, Atlas’ assets then remaining will be distributed among the Atlas Series E Preferred Shares and any Parity Securities, as

applicable, ratably on the basis of their relative aggregate liquidation preferences. After payment of all required amounts to the holders of the outstanding Atlas Series E Preferred Shares and Parity Securities, Atlas’ remaining assets and funds will be distributed among the holders of the common shares and any other Junior Securities then outstanding according to their respective rights.

Voting Rights

The Atlas Series E Preferred Shares have no voting rights except as set forth below or as otherwise provided by Marshall Islands law. In the event that six quarterly dividends, whether consecutive or not, payable on the Atlas Series E Preferred Shares are in arrears, the holders of the Atlas Series E Preferred Shares will have the right, voting as a class together with holders of any other Parity Securities upon which like voting rights have been conferred and are exercisable, at the next meeting of shareholders called for the election of directors, to elect one member of Atlas’ board of directors, and the size of Atlas’ board of directors will be increased as needed to accommodate such change (unless the size of Atlas’ board of directors already has been increased by reason of the election of a director by holders of Parity Securities upon which like voting rights have been conferred and with which the Atlas Series E Preferred Shares voted as a class for the election of such director). The right of such holders of Atlas Series E Preferred Shares to elect a member of Atlas’ board of directors will continue until such time as all dividends accumulated and in arrears on the Atlas Series E Preferred Shares have been paid in full, at which time such right will terminate, subject to revesting in the event of each and every subsequent failure to pay six quarterly dividends as described above. Upon any termination of the right of the holders of the Atlas Series E Preferred Shares and any other Parity Securities to vote as a class for such director, the term of office of the director then in office elected by such holders voting as a class will terminate immediately. Any director elected by the holders of the Atlas Series E Preferred Shares and any other Parity Securities shall be entitled to one vote on any matter before Atlas’ board of directors.

Unless Atlas has received the affirmative vote or consent of the holders of at least two-thirds of the outstanding Atlas Series E Preferred Shares, voting as a single class, Atlas may not adopt any amendment to its articles of incorporation that adversely alters the preferences, powers or rights of the Atlas Series E Preferred Shares.

In addition, unless Atlas has received the affirmative vote or consent of the holders of at least two-thirds of the outstanding Atlas Series E Preferred Shares, voting as a class together with holders of any other Parity Securities upon which like voting rights have been conferred and are exercisable, Atlas may not:

•	issue any Parity Securities or Senior Securities if the cumulative dividends payable on outstanding Atlas Series E Preferred Shares are in arrears; or

•	create or issue any Senior Securities.

On any matter described above in which the holders of the Atlas Series E Preferred Shares are entitled to vote as a class, such holders will be entitled to one vote per share. The Atlas Series E Preferred Shares held by Atlas or any of Atlas’ subsidiaries or affiliates will not be entitled to vote.

Dividends

General

Holders of Atlas Series E Preferred Shares will be entitled to receive, when, as and if declared by Atlas’ board of directors out of legally available funds for such purpose, cumulative cash dividends from the original issue date.

Dividend Rate

Dividends on the Atlas Series E Preferred Shares will be cumulative, commencing on the original issue date, and payable on each Dividend Payment Date, when, as and if declared by Atlas’ board of directors or any authorized committee thereof out of legally available funds for such purpose. Dividends on the Atlas Series E Preferred Shares will accrue at a rate of 8.25% per annum per $25.00 stated liquidation preference per Atlas Series E Preferred Share.

Dividend Payment Dates

The “Dividend Payment Dates” for the Atlas Series E Preferred Shares will be each January 30, April 30, July 30 and October 30. Dividends will accumulate in each dividend period from and including the preceding Dividend Payment Date or the initial issue date, as the case may be, to but excluding the applicable Dividend Payment Date for such dividend period, and dividends will accrue on accumulated dividends at the applicable dividend rate. If any Dividend Payment Date otherwise would fall on a day that is not a Business Day, declared dividends will be paid on the immediately succeeding Business Day without the accumulation of additional dividends. Dividends on the Atlas Series E Preferred Shares will be payable based on a 360-day year consisting of twelve 30-day months.

“Business Day” means a day on which The New York Stock Exchange is open for trading and which is not a Saturday, a Sunday or other day on which banks in New York City are authorized or required by law to close.

Payment of Dividends

Not later than the close of business, New York City time, on each Dividend Payment Date, we will pay those dividends, if any, on the Atlas Series E Preferred Shares that have been declared by Atlas’ board of directors to the holders of such shares as such holders’ names appear on Atlas’ stock transfer books maintained by the Registrar and Transfer Agent on the applicable Record Date. The applicable record date, or Record Date, will be the Business Day immediately preceding the applicable Dividend Payment Date, except that in the case of payments of dividends in arrears, the Record Date with respect to a Dividend Payment Date will be such date as may be designated by Atlas’ board of directors in accordance with Atlas bylaws then in effect and the Atlas Series E Statement of Designation.

So long as the Atlas Series E Preferred Shares are held of record by the nominee of the Securities Depository, declared dividends will be paid to the Securities Depository in same-day funds on each Dividend Payment Date. The Securities Depository will credit accounts of its participants in accordance with the Securities Depository’s normal procedures. The participants will be responsible for holding or disbursing such payments to beneficial owners of the Atlas Series E Preferred Shares in accordance with the instructions of such beneficial owners.

No dividend may be declared or paid or set apart for payment on any Junior Securities (other than a dividend payable solely in shares of Junior Securities) unless (a) full cumulative dividends have been or contemporaneously are being paid or provided for on all outstanding Atlas Series E Preferred Shares and any Parity Securities through the most recent respective dividend payment dates and (b) Atlas is in compliance with the Net Worth to Preferred Stock Ratio described above. Accumulated dividends in arrears for any past dividend period may be declared by Atlas’ board of directors and paid on any date fixed by Atlas’ board of directors, whether or not a Dividend Payment Date, to holders of the Atlas Series E Preferred Shares on the record date for such payment, which may not be more than 60 days, nor less than 15 days, before such payment date. Subject to the next succeeding sentence, if all accumulated dividends in arrears on all outstanding Atlas Series E Preferred Shares and any Parity Securities have not been declared and paid, or sufficient funds for the payment thereof have not been set apart, payment of accumulated dividends in arrears will be made in order of their respective dividend payment dates, commencing with the earliest. If less than all dividends payable with respect to all Atlas Series E Preferred Shares and any Parity Securities are paid, any partial payment will be made pro rata with respect to the Atlas Series E Preferred Shares and any Parity Securities entitled to a dividend payment at such time in proportion to the aggregate amounts remaining due in respect of such shares at such time. Holders of the Atlas Series E Preferred Shares will not be entitled to any dividend, whether payable in cash, property or stock, in excess of full cumulative dividends. Except insofar as dividends accrue on the amount of any accumulated and unpaid dividends as described under “—Dividends—Dividend Rate,” no interest or sum of money in lieu of interest will be payable in respect of any dividend payment which may be in arrears on the Atlas Series E Preferred Shares.

Redemption

Optional Redemption

Atlas may redeem, at its option, in whole or in part, the Atlas Series E Preferred Shares at a redemption price in cash equal to $25.00 per share plus an amount equal to all accumulated and unpaid dividends thereon to the date of redemption, whether or not declared. Any such optional redemption shall be effected only out of funds legally available for such purpose.

Redemption Procedures

Atlas will give notice of any redemption by mail, postage prepaid, not less than 15 days and not more than 60 days before the scheduled date of redemption, to the holders of any shares to be redeemed as such holders’ names appear on Atlas’ stock transfer books maintained by the Registrar and Transfer Agent at the address of such holders shown therein. Such notice shall state: (a) the redemption date, (b) the number of Atlas Series E Preferred Shares to be redeemed and, if less than all outstanding Atlas Series E Preferred Shares are to be redeemed, the number (and the identification) of shares to be redeemed from such holder, (c) the redemption price, (d) the place where the Atlas Series E Preferred Shares are to be redeemed and shall be presented and surrendered for payment of the redemption price therefor and (e) that dividends on the shares to be redeemed will cease to accumulate from and after such redemption date.

If fewer than all of the outstanding Atlas Series E Preferred Shares are to be redeemed, the number of shares to be redeemed will be determined by Atlas, and such shares will be redeemed by such method of selection as the Securities Depository shall determine, with adjustments to avoid redemption of fractional shares. So long as all Atlas Series E Preferred Shares are held of record by the nominee of the Securities Depository, Atlas will give notice, or cause notice to be given, to the Securities Depository of the number of Atlas Series E Preferred Shares to be redeemed, and the Securities Depository will determine the number of Atlas Series E Preferred Shares to be redeemed from the account of each of its participants holding such shares in its participant account. Thereafter, each participant will select the number of shares to be redeemed from each beneficial owner for whom it acts (including the participant, to the extent it holds Atlas Series E Preferred Shares for its own account). A participant may determine to redeem Atlas Series E Preferred Shares from some beneficial owners (including the participant itself) without redeeming Atlas Series E Preferred Shares from the accounts of other beneficial owners.

So long as the Atlas Series E Preferred Shares are held of record by the nominee of the Securities Depository, the redemption price will be paid by the Paying Agent to the Securities Depository on the redemption date. The Securities Depository’s normal procedures provide for it to distribute the amount of the redemption price in same-day funds to its participants who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

If Atlas gives or causes to be given a notice of redemption, then Atlas will deposit with the Paying Agent funds sufficient to redeem the Atlas Series E Preferred Shares as to which notice has been given by the close of business, New York City time, no later than the Business Day immediately preceding the date fixed for redemption, and will give the Paying Agent irrevocable instructions and authority to pay the redemption price to the holder or holders thereof upon surrender or deemed surrender (which will occur automatically if the certificate representing such shares is issued in the name of the Securities Depository or its nominee) of the certificates therefor. If notice of redemption shall have been given, then from and after the date fixed for redemption, unless Atlas defaults in providing funds sufficient for such redemption at the time and place specified for payment pursuant to the notice, all dividends on such shares will cease to accumulate and all rights of holders of such shares as Atlas’ shareholders will cease, except the right to receive the redemption price, including an amount equal to accumulated and unpaid dividends through the date fixed for redemption, whether or not declared. Atlas will be entitled to receive from the Paying Agent the interest income, if any, earned on such funds deposited with the Paying Agent (to the extent that such interest income is not required to pay the redemption price of the shares to be redeemed), and the holders of any shares so redeemed will have no claim to any such interest income. Any funds deposited with the Paying Agent hereunder by Atlas for any reason, including, but not limited to, redemption of Atlas Series E Preferred Shares, that remain unclaimed or unpaid after two years after the applicable redemption date or other payment date, shall be, to the extent permitted by law, repaid to Atlas upon Atlas’ written request, after which repayment the holders of the Atlas Series E Preferred Shares entitled to such redemption or other payment shall have recourse only to Atlas.

If only a portion of the Atlas Series E Preferred Shares represented by a certificate has been called for redemption, upon surrender of the certificate to the Paying Agent (which will occur automatically if the certificate representing such shares is registered in the name of the Securities Depository or its nominee), the Paying Agent will issue to the holder of such shares a new certificate (or adjust the applicable book-entry account) representing the number of Atlas Series E Preferred Shares represented by the surrendered certificate that have not been called for redemption.

Notwithstanding any notice of redemption, there will be no redemption of any Atlas Series E Preferred Shares called for redemption until funds sufficient to pay the full redemption price of such shares, including all accumulated and unpaid dividends to the date of redemption, whether or not declared, have been deposited by Atlas with the Paying Agent.

Atlas and its affiliates may from time to time purchase the Atlas Series E Preferred Shares, subject to compliance with all applicable securities and other laws. Neither Atlas nor any of its affiliates has any obligation, or any present plan or intention, to purchase any Atlas Series E Preferred Shares. Any shares repurchased and cancelled by Atlas will revert to the status of authorized but unissued preferred shares, undesignated as to series.

Notwithstanding the foregoing, in the event that full cumulative dividends on the Atlas Series E Preferred Shares and any Parity Securities have not been paid or declared and set apart for payment, Atlas may not repurchase, redeem or otherwise acquire, in whole or in part, any Atlas Series E Preferred Shares or Parity Securities except pursuant to a purchase or exchange offer made on the same terms to all holders of Atlas Series E Preferred Shares and any Parity Securities. Common shares and any other Junior Securities may not be redeemed, repurchased or otherwise acquired unless full cumulative dividends on the Atlas Series E Preferred Shares and any Parity Securities for all prior and the then-ending dividend periods have been paid or declared and set apart for payment.

Book-Entry System

All Atlas Series E Preferred Shares will be represented by a single certificate issued to The Depository Trust Company (and its successors or assigns or any other securities depository selected by Atlas), or the Securities Depository, and registered in the name of its nominee (initially, Cede & Co.). The Atlas Series E Preferred Shares will continue to be represented by a single certificate registered in the name of the Securities Depository or its nominee, and no holder of the Atlas Series E Preferred Shares will be entitled to receive a certificate evidencing such shares unless otherwise required by law or the Securities Depository gives notice of its intention to resign or is no longer eligible to act as such and Atlas has not selected a substitute Securities Depository within 60 calendar days thereafter. Payments and communications made by Atlas to holders of the Atlas Series E Preferred Shares will be duly made by making payments to, and communicating with, the Securities Depository. Accordingly, unless certificates are available to holders of the Atlas Series E Preferred Shares, each holder of Atlas Series E Preferred Shares must rely on (a) the procedures of the Securities Depository and its participants to receive dividends, distributions, any redemption price, liquidation preference and notices, and to direct the exercise of any voting or nominating rights, with respect to such Atlas Series E Preferred Shares and (b) the records of the Securities Depository and its participants to evidence its ownership of such Atlas Series E Preferred Shares.

The Depository Trust Company, the initial Securities Depository, is a New York-chartered limited purpose trust company that performs services for its participants, some of whom (and/or their representatives) own The Depository Trust Company. The Securities Depository maintains lists of its participants and will maintain the positions (i.e., ownership interests) held by its participants in the Atlas Series E Preferred Shares, whether as a holder of the Atlas Series E Preferred Shares for its own account or as a nominee for another holder of the Atlas Series E Preferred Shares.

Atlas Series G Preferred Shares

The following description of the Atlas Series G Preferred Shares does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of Atlas articles of incorporation, including the Atlas Series G Statement of Designation designating the Atlas Series G Preferred Shares and setting forth the rights, preferences and limitations of the Atlas Series G Preferred Shares.

General

There are 15,000,000 Atlas Series G Preferred Shares authorized.

The Atlas Series G Preferred Shares will entitle the holders thereof to receive cumulative cash dividends when, as and if declared by Atlas’ board of directors out of legally available funds for such purpose. The Atlas Series G Preferred Shares will represent perpetual equity interests in Atlas and will not give rise to a claim for payment of a principal amount at a particular date. As such, the Atlas Series G Preferred Shares will rank junior to all of Atlas’ indebtedness and other liabilities with respect to assets available to satisfy claims against Atlas.

The Atlas Series G Preferred Shares will not be convertible into common shares or other of Atlas’ securities and will not have exchange rights or be entitled or subject to any preemptive or similar rights. The Atlas Series G Preferred Shares will not be subject to mandatory redemption or to any sinking fund requirements. The Atlas Series G Preferred Shares will be subject to redemption, in whole or in part, at Atlas’ option commencing on June 16, 2021. See “—Redemption.”

Liquidation Rights

The holders of outstanding Atlas Series G Preferred Shares will be entitled, in the event of any liquidation, dissolution or winding up of Atlas’ affairs, whether voluntary or involuntary, to receive the liquidation preference of $25.00 per share in cash plus an amount equal to accumulated and unpaid dividends thereon to the date fixed for payment of such amount (whether or not declared), and no more, before any distribution will be made to the holders of Atlas common shares or any other Junior Securities. A consolidation or merger of Atlas with or into any other entity, individually or in a series of transactions, will not be deemed a liquidation, dissolution or winding up of Atlas’ affairs for this purpose. In the event that Atlas’ assets available for distribution to holders of the outstanding Atlas Series G Preferred Shares and any Parity Securities are insufficient to permit payment of all required amounts, Atlas’ assets then remaining will be distributed among the Atlas Series G Preferred Shares and any Parity Securities, as applicable, ratably on the basis of their relative aggregate liquidation preferences. After payment of all required amounts to the holders of the outstanding Atlas Series G Preferred Shares and Parity Securities, Atlas’ remaining assets and funds will be distributed among the holders of the common shares and any other Junior Securities then outstanding according to their respective rights.

Voting Rights

The Atlas Series G Preferred Shares will have no voting rights except as set forth below or as otherwise provided by Marshall Islands law. In the event that six quarterly dividends, whether consecutive or not, payable on the Atlas Series G Preferred Shares are in arrears, the holders of the Atlas Series G Preferred Shares will have the right, voting as a class together with holders of any other Parity Securities upon which like voting rights have been conferred and are exercisable, at the next meeting of shareholders called for the election of directors, to elect one member of Atlas’ board of directors, and the size of Atlas’ board of directors will be increased as needed to accommodate such change (unless the size of Atlas’ board of directors already has been increased by reason of the election of a director by holders of Parity Securities upon which like voting rights have been conferred and with which the Atlas Series G Preferred Shares voted as a class for the election of such director). The right of such holders of Atlas Series G Preferred Shares to elect a member of Atlas’ board of directors will continue until such time as all dividends accumulated and in arrears on the Atlas Series G Preferred Shares have been paid in full, at which time such right will terminate, subject to revesting in the event of each and every subsequent failure to pay six quarterly dividends as described above. Upon any termination of the right of the holders of the Atlas Series G Preferred Shares and any other Parity Securities to vote as a class for such director, the term of office of the director then in office elected by such holders voting as a class will terminate immediately. Any director elected by the holders of the Atlas Series G Preferred Shares and any other Parity Securities shall be entitled to one vote on any matter before Atlas’ board of directors.

Unless Atlas has received the affirmative vote or consent of the holders of at least two-thirds of the outstanding Atlas Series G Preferred Shares, voting as a single class, Atlas may not adopt any amendment to its articles of incorporation that adversely alters the preferences, powers or rights of the Atlas Series G Preferred Shares.

In addition, unless Atlas has received the affirmative vote or consent of the holders of at least two-thirds of the outstanding Atlas Series G Preferred Shares, voting as a class together with holders of any other Parity Securities upon which like voting rights have been conferred and are exercisable, Atlas may not:

•	issue any Parity Securities or Senior Securities if the cumulative dividends payable on outstanding Atlas Series G Preferred Shares are in arrears; or

•	create or issue any Senior Securities.

On any matter described above in which the holders of the Atlas Series G Preferred Shares are entitled to vote as a class, such holders will be entitled to one vote per share. The Atlas Series G Preferred Shares held by Atlas or any of Atlas’ subsidiaries or affiliates will not be entitled to vote.

Dividends

General

Holders of Atlas Series G Preferred Shares will be entitled to receive, when, as and if declared by Atlas’ board of directors out of legally available funds for such purpose, cumulative cash dividends from the original issue date.

Dividend Rate

Dividends on the Atlas Series G Preferred Shares will be cumulative, commencing on the original issue date, and payable on each Dividend Payment Date, when, as and if declared by Atlas’ board of directors or any authorized committee thereof out of legally available funds for such purpose. Dividends on the Atlas Series G Preferred Shares will accrue at a rate of 8.20% per annum per $25.00 stated liquidation preference per Atlas Series G Preferred Share.

Dividend Payment Dates

The “Dividend Payment Dates” for the Atlas Series G Preferred Shares will be each January 30, April 30, July 30 and October 30. Dividends accumulate in each dividend period from and including the preceding Dividend Payment Date or the initial issue date, as the case may be, to but excluding the applicable Dividend Payment Date for such dividend period, and dividends will accrue on accumulated dividends at the applicable dividend rate. If any Dividend Payment Date otherwise would fall on a day that is not a Business Day, declared dividends will be paid on the immediately succeeding Business Day without the accumulation of additional dividends. Dividends on the Atlas Series G Preferred Shares will be payable based on a 360-day year consisting of twelve 30-day months.

“Business Day” means a day on which The New York Stock Exchange is open for trading and which is not a Saturday, a Sunday or other day on which banks in New York City are authorized or required by law to close.

Payment of Dividends

Not later than the close of business, New York City time, on each Dividend Payment Date, Atlas will pay those dividends, if any, on the Atlas Series G Preferred Shares that have been declared by Atlas’ board of directors to the holders of such shares as such holders’ names appear on Atlas’ stock transfer books maintained by the Registrar and Transfer Agent on the applicable Record Date. The applicable record date, or Record Date, will be the Business Day immediately preceding the applicable Dividend Payment Date, except that in the case of payments of dividends in arrears, the Record Date with respect to a Dividend Payment Date will be such date as may be designated by Atlas’ board of directors in accordance with Atlas bylaws then in effect and the Atlas Series G Statement of Designation.

So long as the Atlas Series G Preferred Shares are held of record by the nominee of the Securities Depository, declared dividends will be paid to the Securities Depository in same-day funds on each Dividend Payment Date. The Securities Depository will credit accounts of its participants in accordance with the Securities Depository’s normal procedures. The participants will be responsible for holding or disbursing such payments to beneficial owners of the Atlas Series G Preferred Shares in accordance with the instructions of such beneficial owners.

No dividend may be declared or paid or set apart for payment on any Junior Securities (other than a dividend payable solely in shares of Junior Securities) unless (a) full cumulative dividends have been or contemporaneously are being paid or provided for on all outstanding Atlas Series G Preferred Shares and any Parity Securities through the most recent respective dividend payment dates and (b) Atlas is in compliance with the Net Worth to Preferred Stock Ratio described above. Accumulated dividends in arrears for any past dividend period may be declared by Atlas’ board of directors and paid on any date fixed by Atlas’ board of directors, whether or not a Dividend Payment Date, to holders of the Atlas Series G Preferred Shares on the record date for such payment, which may not be more than 60 days, nor less than 15 days, before such payment date. Subject to the next succeeding sentence, if all accumulated dividends in arrears on all outstanding Atlas Series G Preferred Shares and any Parity Securities have not been declared and paid, or if sufficient funds for the payment thereof have not been set apart, payment of accumulated dividends in arrears on the Atlas Series G Preferred Shares and any Parity Securities will be made in order of their respective dividend payment dates, commencing with the earliest. If less than all dividends payable with respect to all Atlas Series G Preferred Shares and any Parity Securities are paid, any partial payment will be made pro rata with respect to the Atlas Series G Preferred Shares and any Parity Securities entitled to a dividend payment at such time in proportion to the aggregate amounts remaining due in respect of such shares at such time. Holders of the Atlas Series G Preferred Shares will not be entitled to any dividend, whether payable in cash, property or stock, in excess of full cumulative dividends. Except insofar as dividends accrue on the amount of any accumulated and unpaid dividends as described under “—Dividends—Dividend Rate,” no interest or sum of money in lieu of interest will be payable in respect of any dividend payment which may be in arrears on the Atlas Series G Preferred Shares.

Redemption

Optional Redemption

Commencing on June 16, 2021, Atlas may redeem, at Atlas’ option, in whole or in part, the Atlas Series G Preferred Shares at a redemption price in cash equal to $25.00 per share plus an amount equal to all accumulated and unpaid dividends thereon to the date of redemption, whether or not declared. Any such optional redemption shall be effected only out of funds legally available for such purpose.

Redemption Procedures

Atlas will give notice of any redemption by mail, postage prepaid, not less than 15 days and not more than 60 days before the scheduled date of redemption, to the holders of any shares to be redeemed as such holders’ names appear on Atlas’ stock transfer books maintained by the Registrar and Transfer Agent at the address of such holders shown therein. Such notice shall state: (a) the redemption date, (b) the number of Atlas Series G Preferred Shares to be redeemed and, if less than all outstanding Atlas Series G Preferred Shares are to be redeemed, the number (and the identification) of shares to be redeemed from such holder, (c) the redemption price, (d) the place where the Atlas Series G Preferred Shares are to be redeemed and shall be presented and surrendered for payment of the redemption price therefor and (e) that dividends on the shares to be redeemed will cease to accumulate from and after such redemption date.

If fewer than all of the outstanding Atlas Series G Preferred Shares are to be redeemed, the number of shares to be redeemed will be determined by Atlas, and such shares will be redeemed by such method of selection as the Securities Depository shall determine, with adjustments to avoid redemption of fractional shares. So long as all Atlas Series G Preferred Shares are held of record by the nominee of the Securities Depository, Atlas will give notice, or cause notice to be given, to the Securities Depository of the number of Atlas Series G Preferred Shares to be redeemed, and the Securities Depository will determine the number of Atlas Series G Preferred Shares to be redeemed from the account of each of its participants holding such shares in its participant account. Thereafter, each participant will select the number of shares to be redeemed from each beneficial owner for whom it acts (including the participant, to the extent it holds Atlas Series G Preferred Shares for its own account). A participant may determine to redeem Atlas Series G Preferred Shares from some beneficial owners (including the participant itself) without redeeming Atlas Series G Preferred Shares from the accounts of other beneficial owners.

So long as the Atlas Series G Preferred Shares are held of record by the nominee of the Securities Depository, the redemption price will be paid by the Paying Agent to the Securities Depository on the redemption date. The Securities Depository’s normal procedures provide for it to distribute the amount of the redemption price in same-day funds to its participants who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

If Atlas gives or causes to be given a notice of redemption, then Atlas will deposit with the Paying Agent funds sufficient to redeem the Atlas Series G Preferred Shares as to which notice has been given by the close of business, New York City time, no later than the Business Day immediately preceding the date fixed for redemption, and will give the Paying Agent irrevocable instructions and authority to pay the redemption price to the holder or holders thereof upon surrender or deemed surrender (which will occur automatically if the certificate representing such shares is issued in the name of the Securities Depository or its nominee) of the certificates therefor. If notice of redemption shall have been given, then from and after the date fixed for redemption, unless Atlas defaults in providing funds sufficient for such redemption at the time and place specified for payment pursuant to the notice, all dividends on such shares will cease to accumulate and all rights of holders of such shares as Atlas’ shareholders will cease, except the right to receive the redemption price, including an amount equal to accumulated and unpaid dividends through the date fixed for redemption, whether or not declared. Atlas will be entitled to receive from the Paying Agent the interest income, if any, earned on such funds deposited with the Paying Agent (to the extent that such interest income is not required to pay the redemption price of the shares to be redeemed), and the holders of any shares so redeemed will have no claim to any such interest income. Any funds deposited with the Paying Agent hereunder by Atlas for any reason, including, but not limited to, redemption of Atlas Series G Preferred Shares, that remain unclaimed or unpaid after two years after the applicable redemption date or other payment date, shall be, to the extent permitted by law, repaid to Atlas upon Atlas’ written request, after which repayment the holders of the Atlas Series G Preferred Shares entitled to such redemption or other payment shall have recourse only to Atlas.

If only a portion of the Atlas Series G Preferred Shares represented by a certificate has been called for redemption, upon surrender of the certificate to the Paying Agent (which will occur automatically if the certificate representing such shares is registered in the name of the Securities Depository or its nominee), the Paying Agent will issue to the holder of such shares a new certificate (or adjust the applicable book-entry account) representing the number of Atlas Series G Preferred Shares represented by the surrendered certificate that have not been called for redemption.

Notwithstanding any notice of redemption, there will be no redemption of any Atlas Series G Preferred Shares called for redemption until funds sufficient to pay the full redemption price of such shares, including all accumulated and unpaid dividends to the date of redemption, whether or not declared, have been deposited by Atlas with the Paying Agent.

Atlas and its affiliates may from time to time purchase the Atlas Series G Preferred Shares, subject to compliance with all applicable securities and other laws. Neither Atlas nor any of its affiliates has any obligation, or any present plan or intention, to purchase any Atlas Series G Preferred Shares. Any shares repurchased and cancelled by Atlas will revert to the status of authorized but unissued preferred shares, undesignated as to series.

Notwithstanding the foregoing, in the event that full cumulative dividends on the Atlas Series G Preferred Shares and any Parity Securities have not been paid or declared and set apart for payment, Atlas may not repurchase, redeem or otherwise acquire, in whole or in part, any Atlas Series G Preferred Shares or Parity Securities except pursuant to a purchase or exchange offer made on the same terms to all holders of Atlas Series G Preferred Shares and any Parity Securities. Common shares and any other Junior Securities may not be redeemed, repurchased or otherwise acquired unless full cumulative dividends on the Atlas Series G Preferred Shares and any Parity Securities for all prior and the then-ending dividend periods have been paid or declared and set apart for payment.

Book-Entry System

All Atlas Series G Preferred Shares will be represented by a single certificate issued to The Depository Trust Company (and its successors or assigns or any other securities depository selected by Atlas), or the Securities Depository, and registered in the name of its nominee (initially, Cede & Co.). The Atlas Series G Preferred Shares will continue to be represented by a single certificate registered in the name of the Securities Depository or its nominee, and no holder of the Atlas Series G Preferred Shares will be entitled to receive a certificate evidencing such shares unless otherwise required by law or the Securities Depository gives notice of its intention to resign or is no longer eligible to act as such and Atlas has not selected a substitute Securities Depository within 60 calendar days thereafter. Payments and communications made by Atlas to holders of the Atlas Series G Preferred Shares will be duly made by making payments to, and communicating with, the Securities Depository. Accordingly, unless certificates are available to holders of the Atlas Series G Preferred Shares, each holder of Atlas Series G Preferred Shares must rely on (a) the procedures of the Securities Depository and its participants to receive dividends, distributions, any redemption price, liquidation preference and notices, and to direct the exercise of any voting or nominating rights, with respect to such Atlas Series G Preferred Shares and (b) the records of the Securities Depository and its participants to evidence its ownership of such Atlas Series G Preferred Shares.

The Depository Trust Company, the initial Securities Depository, is a New York-chartered limited purpose trust company that performs services for its participants, some of whom (and/or their representatives) own The Depository Trust Company. The Securities Depository maintains lists of its participants and will maintain the positions (i.e. ownership interests) held by its participants in the Atlas Series G Preferred Shares, whether as a holder of the Atlas Series G Preferred Shares for its own account or as a nominee for another holder of the Atlas Series G Preferred Shares.

Atlas Series H Preferred Shares

The following description of the Atlas Series H Preferred Shares does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of Atlas articles of incorporation, including the Atlas Series H Statement of Designation designating the Atlas Series H Preferred Shares and setting forth the rights, preferences and limitations of the Atlas Series H Preferred Shares.

General

There are 15,000,000 Atlas Series H Preferred Shares authorized.

The Atlas Series H Preferred Shares will entitle the holders thereof to receive cumulative cash dividends when, as and if declared by Atlas’ board of directors out of legally available funds for such purpose. The Atlas Series H Preferred Shares will represent perpetual equity interests in Atlas and will not give rise to a claim for payment of a principal amount at a particular date. As such, the Atlas Series H Preferred Shares will rank junior to all of Atlas’ indebtedness and other liabilities with respect to assets available to satisfy claims against Atlas.

The Atlas Series H Preferred Shares will not be convertible into common shares or other of Atlas’ securities and will not have exchange rights or be entitled or subject to any preemptive or similar rights. The Atlas Series H Preferred Shares will not be subject to mandatory redemption or to any sinking fund requirements. The Atlas Series H Preferred Shares will be subject to redemption, in whole or in part, at Atlas’ option commencing on August 11, 2021. See “—Redemption.”

Liquidation Rights

The holders of outstanding Atlas Series H Preferred Shares will be entitled, in the event of any liquidation, dissolution or winding up of Atlas’ affairs, whether voluntary or involuntary, to receive the liquidation preference of $25.00 per share in cash plus an amount equal to accumulated and unpaid dividends thereon to the date fixed for payment of such amount (whether or not declared), and no more, before any distribution will be made to the holders of Atlas common shares or any other Junior Securities. A consolidation or merger of Atlas with or into any other entity, individually or in a series of transactions, will not be deemed a liquidation, dissolution or winding up of Atlas’ affairs for this purpose. In the event that Atlas’ assets available for distribution to holders of the outstanding Atlas Series H Preferred Shares and any Parity Securities are insufficient to permit payment of all required amounts, Atlas’ assets then remaining will be distributed among the Atlas Series H Preferred Shares and any Parity Securities, as applicable, ratably on the basis of their relative aggregate liquidation preferences. After payment of all required amounts to the holders of the outstanding Atlas Series H Preferred Shares and Parity Securities, Atlas’ remaining assets and funds will be distributed among the holders of the common shares and any other Junior Securities then outstanding according to their respective rights.

Voting Rights

The Atlas Series H Preferred Shares will have no voting rights except as set forth below or as otherwise provided by Marshall Islands law. In the event that six quarterly dividends, whether consecutive or not, payable on the Atlas Series H Preferred Shares are in arrears, the holders of the Atlas Series H Preferred Shares will have the right, voting as a class together with holders of any other Parity Securities upon which like voting rights have been conferred and are exercisable, at the next meeting of shareholders called for the election of directors, to elect one member of Atlas’ board of directors, and the size of Atlas’ board of directors will be increased as needed to accommodate such change (unless the size of Atlas’ board of directors already has been increased by reason of the election of a director by holders of Parity Securities upon which like voting rights have been conferred and with which the Atlas Series H Preferred Shares voted as a class for the election of such director). The right of such holders of Atlas Series H Preferred Shares to elect a member of Atlas’ board of directors will continue until such time as all dividends accumulated and in arrears on the Atlas Series H Preferred Shares have been paid in full, at which time such right will terminate, subject to revesting in the event of each and every subsequent failure to pay six quarterly dividends as described above. Upon any termination of the right of the holders of the Atlas Series H Preferred Shares and any other Parity Securities to vote as a class for such director, the term of office of the director then in office elected by such holders voting as a class will terminate immediately. Any director elected by the holders of the Atlas Series H Preferred Shares and any other Parity Securities shall be entitled to one vote on any matter before Atlas’ board of directors.

Unless Atlas has received the affirmative vote or consent of the holders of at least two-thirds of the outstanding Atlas Series H Preferred Shares, voting as a single class, Atlas may not adopt any amendment to its articles of incorporation that adversely alters the preferences, powers or rights of the Atlas Series H Preferred Shares.

In addition, unless Atlas has received the affirmative vote or consent of the holders of at least two-thirds of the outstanding Atlas Series H Preferred Shares, voting as a class together with holders of any other Parity Securities upon which like voting rights have been conferred and are exercisable, Atlas may not:

•	issue any Parity Securities or Senior Securities if the cumulative dividends payable on outstanding Atlas Series H Preferred Shares are in arrears; or

•	create or issue any Senior Securities.

On any matter described above in which the holders of the Atlas Series H Preferred Shares are entitled to vote as a class, such holders will be entitled to one vote per share. The Atlas Series H Preferred Shares held by Atlas or any of Atlas’ subsidiaries or affiliates will not be entitled to vote.

Dividends

General

Holders of Atlas Series H Preferred Shares will be entitled to receive, when, as and if declared by Atlas’ board of directors out of legally available funds for such purpose, cumulative cash dividends from the original issue date.

Dividend Rate

Dividends on the Atlas Series H Preferred Shares will be cumulative, commencing on the original issue date, and payable on each Dividend Payment Date, when, as and if declared by Atlas’ board of directors or any authorized committee thereof out of legally available funds for such purpose. Dividends on the Atlas Series H Preferred Shares will accrue at a rate of 7.875% per annum per $25.00 stated liquidation preference per Atlas Series H Preferred Share.

Dividend Payment Dates

The “Dividend Payment Dates” for the Atlas Series H Preferred Shares will be each January 30, April 30, July 30 and October 30. Dividends will accumulate in each dividend period from and including the preceding Dividend Payment Date or the initial issue date, as the case may be, to but excluding the applicable Dividend Payment Date for such dividend period, and dividends will accrue on accumulated dividends at the applicable dividend rate. If any Dividend Payment Date otherwise would fall on a day that is not a Business Day, declared dividends will be paid on the immediately succeeding Business Day without the accumulation of additional dividends. Dividends on the Atlas Series H Preferred Shares will be payable based on a 360-day year consisting of twelve 30-day months.

“Business Day” means a day on which The New York Stock Exchange is open for trading and which is not a Saturday, a Sunday or other day on which banks in New York City are authorized or required by law to close.

Payment of Dividends

Not later than the close of business, New York City time, on each Dividend Payment Date, Atlas will pay those dividends, if any, on the Atlas Series H Preferred Shares that have been declared by Atlas’ board of directors to the holders of such shares as such holders’ names appear on Atlas’ stock transfer books maintained by the Registrar and Transfer Agent on the applicable Record Date. The applicable record date, or Record Date, will be the Business Day immediately preceding the applicable Dividend Payment Date, except that in the case of payments of dividends in arrears, the Record Date with respect to a Dividend Payment Date will be such date as may be designated by Atlas’ board of directors in accordance with Atlas bylaws then in effect and the Atlas Series H Statement of Designation.

So long as the Atlas Series H Preferred Shares are held of record by the nominee of the Securities Depository, declared dividends will be paid to the Securities Depository in same-day funds on each Dividend Payment Date. The Securities Depository will credit accounts of its participants in accordance with the Securities Depository’s normal procedures. The participants will be responsible for holding or disbursing such payments to beneficial owners of the Atlas Series H Preferred Shares in accordance with the instructions of such beneficial owners.

No dividend may be declared or paid or set apart for payment on any Junior Securities (other than a dividend payable solely in shares of Junior Securities) unless (a) full cumulative dividends have been or contemporaneously are being paid or provided for on all outstanding Atlas Series H Preferred Shares and any Parity Securities through the most recent respective dividend payment dates and (b) Atlas is in compliance with the Net Worth to Preferred Stock Ratio described above. Accumulated dividends in arrears for any past dividend period may be declared by Atlas’ board of directors and paid on any date fixed by Atlas’ board of directors, whether or not a Dividend Payment Date, to holders of the Atlas Series H Preferred Shares on the record date for such payment, which may not be more than 60 days, nor less than 15 days, before such payment date. Subject to the next succeeding sentence, if all accumulated dividends in arrears on all outstanding Atlas Series H Preferred Shares and any Parity Securities have not been declared and paid, or if sufficient funds for the payment thereof have not been set apart, payment of accumulated dividends in arrears on the Atlas Series H Preferred Shares and any Parity Securities will be made in order of their respective dividend payment dates, commencing with the earliest. If less than all dividends payable with respect to all Atlas Series H Preferred Shares and any Parity Securities are paid, any partial payment will be made pro rata with respect to the Atlas Series H Preferred Shares and any Parity Securities entitled to a dividend payment at such time in proportion to the aggregate amounts remaining due in respect of such shares at such time. Holders of the Atlas Series H Preferred Shares will not be entitled to any dividend, whether payable in cash, property or stock, in excess of full cumulative dividends. Except insofar as dividends accrue on the amount of any accumulated and unpaid dividends as described under “—Dividends—Dividend Rate,” no interest or sum of money in lieu of interest will be payable in respect of any dividend payment which may be in arrears on the Atlas Series H Preferred Shares.

Redemption

Optional Redemption

Commencing on August 11, 2021, Atlas may redeem, at its option, in whole or in part, the Atlas Series H Preferred Shares at a redemption price in cash equal to $25.00 per share plus an amount equal to all accumulated and unpaid dividends thereon to the date of redemption, whether or not declared. Any such optional redemption shall be effected only out of funds legally available for such purpose.

Redemption Procedures

Atlas will give notice of any redemption by mail, postage prepaid, not less than 15 days and not more than 60 days before the scheduled date of redemption, to the holders of any shares to be redeemed as such holders’ names appear on Atlas’ stock transfer books maintained by the Registrar and Transfer Agent at the address of such holders shown therein. Such notice shall state: (a) the redemption date, (b) the number of Atlas Series H Preferred Shares to be redeemed and, if less than all outstanding Atlas Series H Preferred Shares are to be redeemed, the number (and the identification) of shares to be redeemed from such holder, (c) the redemption price, (d) the place where the Atlas Series H Preferred Shares are to be redeemed and shall be presented and surrendered for payment of the redemption price therefor and (e) that dividends on the shares to be redeemed will cease to accumulate from and after such redemption date.

If fewer than all of the outstanding Atlas Series H Preferred Shares are to be redeemed, the number of shares to be redeemed will be determined by Atlas, and such shares will be redeemed by such method of selection as the Securities Depository shall determine, with adjustments to avoid redemption of fractional shares. So long as all Atlas Series H Preferred Shares are held of record by the nominee of the Securities Depository, Atlas will give notice, or cause notice to be given, to the Securities Depository of the number of Atlas Series H Preferred Shares to be redeemed, and the Securities Depository will determine the number of Atlas Series H Preferred Shares to be redeemed from the account of each of its participants holding such shares in its participant account. Thereafter, each participant will select the number of shares to be redeemed from each beneficial owner for whom it acts (including the participant, to the extent it holds Atlas Series H Preferred Shares for its own account). A participant may determine to redeem Atlas Series H Preferred Shares from some beneficial owners (including the participant itself) without redeeming Atlas Series H Preferred Shares from the accounts of other beneficial owners.

So long as the Atlas Series H Preferred Shares are held of record by the nominee of the Securities Depository, the redemption price will be paid by the Paying Agent to the Securities Depository on the redemption date. The Securities Depository’s normal procedures provide for it to distribute the amount of the redemption price in same-day funds to its participants who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

If Atlas gives or causes to be given a notice of redemption, then Atlas will deposit with the Paying Agent funds sufficient to redeem the Atlas Series H Preferred Shares as to which notice has been given by the close of business, New York City time, no later than the Business Day immediately preceding the date fixed for redemption, and will give the Paying Agent irrevocable instructions and authority to pay the redemption price to the holder or holders thereof upon surrender or deemed surrender (which will occur automatically if the certificate representing such shares is issued in the name of the Securities Depository or its nominee) of the certificates therefor. If notice of redemption shall have been given, then from and after the date fixed for redemption, unless Atlas defaults in providing funds sufficient for such redemption at the time and place specified for payment pursuant to the notice, all dividends on such shares will cease to accumulate and all rights of holders of such shares as Atlas’ shareholders will cease, except the right to receive the redemption price, including an amount equal to accumulated and unpaid dividends through the date fixed for redemption, whether or not declared. Atlas will be entitled to receive from the Paying Agent the interest income, if any, earned on such funds deposited with the Paying Agent (to the extent that such interest income is not required to pay the redemption price of the shares to be redeemed), and the holders of any shares so redeemed will have no claim to any such interest income. Any funds deposited with the Paying Agent hereunder by Atlas for any reason, including, but not limited to, redemption of Atlas Series H Preferred Shares, that remain unclaimed or unpaid after two years after the applicable redemption date or other payment date, shall be, to the extent permitted by law, repaid to Atlas upon Atlas’ written request, after which repayment the holders of the Atlas Series H Preferred Shares entitled to such redemption or other payment shall have recourse only to Atlas.

If only a portion of the Atlas Series H Preferred Shares represented by a certificate has been called for redemption, upon surrender of the certificate to the Paying Agent (which will occur automatically if the certificate representing such shares is registered in the name of the Securities Depository or its nominee), the Paying Agent will issue to the holder of such shares a new certificate (or adjust the applicable book-entry account) representing the number of Atlas Series H Preferred Shares represented by the surrendered certificate that have not been called for redemption.

Notwithstanding any notice of redemption, there will be no redemption of any Atlas Series H Preferred Shares called for redemption until funds sufficient to pay the full redemption price of such shares, including all accumulated and unpaid dividends to the date of redemption, whether or not declared, have been deposited by Atlas with the Paying Agent.

Atlas and its affiliates may from time to time purchase the Atlas Series H Preferred Shares, subject to compliance with all applicable securities and other laws. Neither Atlas nor any of its affiliates has any obligation, or any present plan or intention, to purchase any Atlas Series H Preferred Shares. Any shares repurchased and cancelled by Atlas will revert to the status of authorized but unissued preferred shares, undesignated as to series.

Notwithstanding the foregoing, in the event that full cumulative dividends on the Atlas Series H Preferred Shares and any Parity Securities have not been paid or declared and set apart for payment, Atlas may not repurchase, redeem or otherwise acquire, in whole or in part, any Atlas Series H Preferred Shares or Parity Securities except pursuant to a purchase or exchange offer made on the same terms to all holders of Atlas Series H Preferred Shares and any Parity Securities. Common shares and any other Junior Securities may not be redeemed, repurchased or otherwise acquired unless full cumulative dividends on the Atlas Series H Preferred Shares and any Parity Securities for all prior and the then-ending dividend periods have been paid or declared and set apart for payment.

Book-Entry System

All Atlas Series H Preferred Shares will be represented by a single certificate issued to The Depository Trust Company (and its successors or assigns or any other securities depository selected by Atlas), or the Securities Depository, and registered in the name of its nominee (initially, Cede & Co.). The Atlas Series H Preferred Shares will continue to be represented by a single certificate registered in the name of the Securities Depository or its nominee, and no holder of the Atlas Series H Preferred Shares will be entitled to receive a certificate evidencing such shares unless otherwise required by law or the Securities Depository gives notice of its intention to resign or is no longer eligible to act as such and Atlas has not selected a substitute Securities Depository within 60 calendar days thereafter. Payments and communications made by Atlas to holders of the Atlas Series H Preferred Shares will be duly made by making payments to, and communicating with, the Securities Depository. Accordingly, unless certificates are available to holders of the Atlas Series H Preferred Shares, each holder of Atlas Series H Preferred Shares must rely on (a) the procedures of the Securities Depository and its participants to receive dividends, distributions, any redemption price, liquidation preference and notices, and to direct the exercise of any voting or nominating rights, with respect to such Atlas Series H Preferred Shares and (b) the records of the Securities Depository and its participants to evidence its ownership of such Atlas Series H Preferred Shares.

The Depository Trust Company, the initial Securities Depository, is a New York-chartered limited purpose trust company that performs services for its participants, some of whom (and/or their representatives) own The Depository Trust Company. The Securities Depository maintains lists of its participants and will maintain the positions (i.e. ownership interests) held by its participants in the Atlas Series H Preferred Shares, whether as a holder of the Atlas Series H Preferred Shares for its own account or as a nominee for another holder of the Atlas Series H Preferred Shares.

Atlas Series I Preferred Shares

The following description of the Atlas Series I Preferred Shares does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of Atlas articles of incorporation, including the Atlas Series I Statement of Designation designating the Atlas Series I Preferred Shares and setting forth the rights, preferences and limitations of the Atlas Series I Preferred Shares.

General

There are 6,000,000 Atlas Series I Preferred Shares authorized.

The Atlas Series I Preferred Shares will entitle the holders thereof to receive cumulative cash dividends when, as and if declared by Atlas’ board of directors out of legally available funds for such purpose. The Atlas Series I Preferred Shares will represent perpetual equity interests in Atlas and will not give rise to a claim for payment of a principal amount at a particular date. As such, the Atlas Series I Preferred Shares will rank junior to all of Atlas’ indebtedness and other liabilities with respect to assets available to satisfy claims against Atlas.

The Atlas Series I Preferred Shares will not be convertible into common shares or other of Atlas’ securities and will not have exchange rights or be entitled or subject to any preemptive or similar rights. The Atlas Series I Preferred Shares will not be subject to mandatory redemption or to any sinking fund requirements. The Atlas Series I Preferred Shares are subject to redemption, in whole or in part, at Atlas’ option commencing on October 30, 2023. See “—Redemption.”

Liquidation Rights

The holders of outstanding Atlas Series I Preferred Shares will be entitled, in the event of any liquidation, dissolution or winding up of Atlas’ affairs, whether voluntary or involuntary, to receive the liquidation preference of $25.00 per share in cash plus an amount equal to accumulated and unpaid dividends thereon to the date fixed for payment of such amount (whether or not declared), and no more, before any distribution will be made to the holders of Atlas common shares or any other Junior Securities. A consolidation or merger of Atlas with or into any other entity, individually or in a series of transactions, will not be deemed a liquidation, dissolution or winding up of Atlas’ affairs for this purpose. In the event that Atlas’ assets available for distribution to holders of the outstanding Atlas Series I Preferred Shares and any Parity Securities are insufficient to permit payment of all required amounts, Atlas’

assets then remaining will be distributed among the Atlas Series I Preferred Shares and any Parity Securities, as applicable, ratably on the basis of their relative aggregate liquidation preferences. After payment of all required amounts to the holders of the outstanding Atlas Series I Preferred Shares and Parity Securities, Atlas’ remaining assets and funds will be distributed among the holders of the common shares and any other Junior Securities then outstanding according to their respective rights.

Voting Rights

The Atlas Series I Preferred Shares will have no voting rights except as set forth below or as otherwise provided by Marshall Islands law. In the event that six quarterly dividends, whether consecutive or not, payable on the Atlas Series I Preferred Shares are in arrears, the holders of the Atlas Series I Preferred Shares will have the right, voting as a class together with holders of any other Parity Securities upon which like voting rights have been conferred and are exercisable, at the next meeting of shareholders called for the election of directors, to elect one member of Atlas’ board of directors, and the size of Atlas’ board of directors will be increased as needed to accommodate such change (unless the size of Atlas’ board of directors already has been increased by reason of the election of a director by holders of Parity Securities upon which like voting rights have been conferred and with which the Atlas Series I Preferred Shares voted as a class for the election of such director). The right of such holders of Atlas Series I Preferred Shares to elect a member of Atlas’ board of directors will continue until such time as all dividends accumulated and in arrears on the Atlas Series I Preferred Shares have been paid in full, at which time such right will terminate, subject to revesting in the event of each and every subsequent failure to pay six quarterly dividends as described above. Upon any termination of the right of the holders of the Atlas Series I Preferred Shares and any other Parity Securities to vote as a class for such director, the term of office of the director then in office elected by such holders voting as a class will terminate immediately. Any director elected by the holders of the Atlas Series I Preferred Shares and any other Parity Securities shall be entitled to one vote on any matter before Atlas’ board of directors.

Unless Atlas has received the affirmative vote or consent of the holders of at least two-thirds of the outstanding Atlas Series I Preferred Shares, voting as a single class, Atlas may not adopt any amendment to its articles of incorporation that adversely alters the preferences, powers or rights of the Atlas Series I Preferred Shares.

In addition, unless Atlas has received the affirmative vote or consent of the holders of at least two-thirds of the outstanding Atlas Series I Preferred Shares, voting as a class together with holders of any other Parity Securities upon which like voting rights have been conferred and are exercisable, Atlas may not:

•	issue any Parity Securities or Senior Securities if the cumulative dividends payable on outstanding Atlas Series I Preferred Shares are in arrears; or

•	create or issue any Senior Securities.

On any matter described above in which the holders of the Atlas Series I Preferred Shares are entitled to vote as a class, such holders will be entitled to one vote per share. The Atlas Series I Preferred Shares held by Atlas or any of Atlas’ subsidiaries or affiliates will not be entitled to vote

Dividends

General

Holders of Atlas Series I Preferred Shares will be entitled to receive, when, as and if declared by Atlas’ board of directors out of legally available funds for such purpose, cumulative cash dividends from the original issue date.

Dividend Rate

Dividends on the Atlas Series I Preferred Shares will be cumulative, commencing on the original issue date, and payable on each Dividend Payment Date, when, as and if declared by Atlas’ board of directors or any authorized committee thereof out of legally available funds for such purpose. Up to, but excluding, October 30, 2023 (the “Fixed Rate Period”) dividends on the Atlas Series I Preferred Shares will accrue at a rate of 8.00% per annum per $25.00 stated liquidation preference per Atlas Series I Preferred Shares. From and including October 30, 2023 (the “Floating Rate Period”), the dividend rate will be a floating rate equal to the Three-Month LIBOR Rate (as defined below) plus a spread of 5.008% per annum per $25.00 stated liquidation preference per Atlas Series I Preferred Share.

For each Dividend Period during the Floating Rate Period, the “Three-Month LIBOR Rate” will be determined by Atlas, as of the applicable Dividend Determination Date (as defined below), in accordance with the following provisions:

•

the Three-Month LIBOR Rate will be the rate (expressed as a percentage per year) for deposits in U.S. dollars having an index maturity of three months, in amounts of at least $1,000,000, as such rate appears on “Reuters Page LIBOR01” at approximately 11:00 a.m. (London time) on the relevant Dividend Determination Date; or

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if no such rate appears on “Reuters Page LIBOR01” or if the “Reuters Page LIBOR01” is not available at approximately 11:00 a.m. (London time) on the relevant Dividend Determination Date, then Atlas will select four nationally-recognized banks in the London interbank market and request that the principal London officers of those four selected banks provide Atlas with their offered quotation for deposits in U.S. dollars for a period of three months, commencing on the first day of the applicable Dividend Period, to prime banks in the London interbank market at approximately 11:00 a.m. (London time) on that Dividend Determination Date for the applicable Dividend Period. Offered quotations must be based on a principal amount equal to an amount that, in Atlas’ discretion, is representative of a single transaction in U.S. dollars in the London interbank market at that time. If at least two quotations are provided, the Three-Month LIBOR Rate for such Dividend Period will be the arithmetic mean (rounded upward if necessary, to the nearest 0.00001 of 1%) of those quotations. If fewer than two quotations are provided, the Three-Month LIBOR Rate for such

Dividend Period will be the arithmetic mean (rounded upward if necessary, to the nearest 0.00001 of 1%) of the rates quoted at approximately 11:00 a.m. (New York City time) on that Dividend Determination Date for such Dividend Period by three nationally-recognized banks in New York, New York, selected by Atlas, for loans in U.S. dollars to nationally-recognized European banks (as selected by Atlas), for a period of three months commencing on the first day of such Dividend Period. The rates quoted must be based on an amount that, in Atlas’ discretion, is representative of a single transaction in U.S. dollars in that market at that time. If no quotation is provided as described above, then if a Calculation Agent (as defined below) has not been appointed at such time, Atlas will appoint a Calculation Agent who shall, after consulting such sources as it deems comparable to any of the foregoing quotations or display page, or any such source as it deems reasonable from which to estimate LIBOR or any of the foregoing lending rates, shall determine LIBOR for the second London Business Day immediately preceding the first day of such Dividend Period in its sole discretion. If the Calculation Agent is unable or unwilling to determine LIBOR as provided in the immediately preceding sentence, the Calculation Agent will use a substitute or successor base rate that it has determined in its sole discretion is most comparable to the Three-Month LIBOR Rate, provided that if the Calculation Agent determines there is an industry-accepted substitute or successor base rate, then the Calculation Agent shall use such substitute or successor base rate. If the Calculation Agent has determined a substitute or successor base rate in accordance with the immediately preceding sentence, the Calculation Agent in its sole discretion may determine what business day convention to use, the definition of business day, the dividend determination date to be used and any other relevant methodology for calculating such substitute or successor base rate, including any adjustment factor needed to make such substitute or successor base rate comparable to the Three-Month LIBOR Rate, in a manner that is consistent with industry-accepted practices for such substitute or successor base rate.

Notwithstanding the foregoing:

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If Atlas determines on the relevant Dividend Determination Date that the Three-Month LIBOR Rate has been discontinued, then Atlas will appoint a Calculation Agent and the Calculation Agent will use a substitute or successor base rate that it has determined in its sole discretion is most comparable to the Three-Month LIBOR Rate, provided that if the Calculation Agent determines there is an industry-accepted substitute or successor base rate, then the Calculation Agent shall use such substitute or successor base rate, and

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If the Calculation Agent has determined a substitute or successor base rate in accordance with the foregoing, the Calculation Agent in its sole discretion may determine what business day convention to use, the definition of business day, the dividend determination date to be used and any other relevant methodology for calculating such substitute or successor base rate, including any adjustment factor needed to make such substitute or successor base rate comparable to the Three-Month LIBOR Rate, in a manner that is consistent with industry-accepted practices for such substitute or successor base rate.

“Calculation Agent” means a third party independent financial institution of national standing with experience providing such services, which has been selected by Atlas.

“Dividend Determination Date” means the London Business Day (as defined below) immediately preceding the first date of the applicable Dividend Period.

“Dividend Period” means the period from, and including, a Dividend Payment Date to, but excluding, the next succeeding Dividend Payment Date, except for the initial Dividend Period.

“London Business Day” means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

“Reuters Page LIBOR01” means the display so designated on the Reuters 3000 Xtra (or such other page as may replace the LIBOR01 page on that service, or such other service as may be nominated by the ICE Benchmark Administration Limited, or ICE, or its successor, or such other entity assuming the responsibility of ICE or its successor in the event ICE or its successor no longer does so, as the successor service, for the purpose of displaying London interbank offered rates for U.S. dollar deposits).

Dividend Payment Dates

The “Dividend Payment Dates” for the Atlas Series I Preferred Shares will be each January 30, April 30, July 30 and October 30. Dividends will accumulate in each dividend period from and including the preceding Dividend Payment Date or the initial issue date, as the case may be, to but excluding the applicable Dividend Payment Date for such dividend period, and dividends will accrue on accumulated dividends at the applicable dividend rate. If any Dividend Payment Date during the Fixed Rate Period otherwise would fall on a day that is not a Business Day, declared dividends will be paid on the immediately succeeding Business Day without the accumulation of additional dividends for the period between the Dividend Payment date and such immediately succeeding Business Day. If any Dividend Payment Date during the Floating Rate Period otherwise would fall on a day that is not a Business Day, then the Dividend Payment Date will be the immediately succeeding Business Day. If any such Dividend Payment Date is postponed during the Floating Rate Period as described in the immediately preceding sentence, the amount of the dividend for the relevant Dividend Period will be adjusted accordingly. Dividends payable on the Atlas Series I Preferred Shares for any Dividend Period during the Fixed Rate Period will be calculated based on a 360-day year consisting of twelve 30-day months. Dividends payable on the Atlas Series I Preferred Shares for any Dividend Period during the Floating Rate Period will be calculated based on a 360-day year and the number of days actually elapsed during such Dividend Period.

“Business Day” means a day on which The New York Stock Exchange is open for trading and which is not a Saturday, a Sunday or other day on which banks in New York City are authorized or required by law to close.

Payment of Dividends

Not later than the close of business, New York City time, on each Dividend Payment Date, Atlas will pay those dividends, if any, on the Atlas Series I Preferred Shares that have been declared by Atlas’ board of directors to the holders of such shares as such holders’ names appear on Atlas’ stock transfer books maintained by the Registrar and Transfer Agent on the applicable Record Date. The applicable record date, or the Record Date, will be the Business Day immediately preceding the applicable Dividend Payment Date, except that in the case of payments of dividends in arrears, the Record Date with respect to a Dividend Payment Date will be such date as may be designated by Atlas’ board of directors in accordance with Atlas bylaws then in effect and the Atlas Series I Statement of Designation.

So long as the Atlas Series I Preferred Shares are held of record by the nominee of the Securities Depository, declared dividends will be paid to the Securities Depository in same-day funds on each Dividend Payment Date. The Securities Depository will credit accounts of its participants in accordance with the Securities Depository’s normal procedures. The participants will be responsible for holding or disbursing such payments to beneficial owners of the Atlas Series I Preferred Shares in accordance with the instructions of such beneficial owners.

No dividend may be declared or paid or set apart for payment on any Junior Securities (other than a dividend payable solely in shares of Junior Securities) unless (a) full cumulative dividends have been or contemporaneously are being paid or provided for on all outstanding Atlas Series I Preferred Shares and any Parity Securities through the most recent respective dividend payment dates and (b) Atlas is in compliance with the Net Worth to Preferred Stock Ratio described above. Accumulated dividends in arrears for any past dividend period may be declared by Atlas’ board of directors and paid on any date fixed by Atlas’ board of directors, whether or not a Dividend Payment Date, to holders of the Atlas Series I Preferred Shares on the record date for such payment, which may not be more than 60 days, nor less than 15 days, before such payment date. Subject to the next succeeding sentence, if all accumulated dividends in arrears on all outstanding Atlas Series I Preferred Shares and any Parity Securities have not been declared and paid, or if sufficient funds for the payment thereof have not been set apart, payment of accumulated dividends in arrears on the Atlas Series I Preferred Shares and any Parity Securities will be made in order of their respective dividend payment dates, commencing with the earliest. If less than all dividends payable with respect to all Atlas Series I Preferred Shares and any Parity Securities are paid, any partial payment will be made pro rata with respect to the Atlas Series I Preferred Shares and any Parity Securities entitled to a dividend payment at such time in proportion to the aggregate amounts remaining due in respect of such shares at such time. Holders of the Atlas Series I Preferred Shares will not be entitled to any dividend, whether payable in cash, property or stock, in excess of full cumulative dividends. Except insofar as dividends accrue on the amount of any accumulated and unpaid dividends as described under “—Dividends—Dividend Rate,” no interest or sum of money in lieu of interest will be payable in respect of any dividend payment which may be in arrears on the Atlas Series I Preferred Shares.

Redemption

Optional Redemption

Commencing on October 30, 2023, Atlas may redeem, at Atlas’ option, in whole or in part, the Atlas Series I Preferred Shares at a redemption price in cash equal to $25.00 per share plus an amount equal to all accumulated and unpaid dividends thereon to the date of redemption, whether or not declared. Any such optional redemption shall be effected only out of funds legally available for such purpose.

Redemption Procedures

Atlas will give notice of any redemption by mail, postage prepaid, not less than 15 days and not more than 60 days before the scheduled date of redemption, to the holders of any shares to be redeemed as such holders’ names appear on Atlas’ stock transfer books maintained by the Registrar and Transfer Agent at the address of such holders shown therein. Such notice shall state: (a) the redemption date, (b) the number of Atlas Series I Preferred Shares to be redeemed and, if less than all outstanding Atlas Series I Preferred Shares are to be redeemed, the number (and the identification) of shares to be redeemed from such holder, (c) the redemption price, (d) the place where the Atlas Series I Preferred Shares are to be redeemed and shall be presented and surrendered for payment of the redemption price therefor and (e) that dividends on the shares to be redeemed will cease to accumulate from and after such redemption date.

If fewer than all of the outstanding Atlas Series I Preferred Shares are to be redeemed, the number of shares to be redeemed will be determined by Atlas, and such shares will be redeemed by such method of selection as the Securities Depository shall determine, with adjustments to avoid redemption of fractional shares. So long as all Atlas Series I Preferred Shares are held of record by the nominee of the Securities Depository, Atlas will give notice, or cause notice to be given, to the Securities Depository of the number of Atlas Series I Preferred Shares to be redeemed, and the Securities Depository will determine the number of Atlas Series I Preferred Shares to be redeemed from the account of each of its participants holding such shares in its participant account. Thereafter, each participant will select the number of shares to be redeemed from each beneficial owner for whom it acts (including the participant, to the extent it holds Atlas Series I Preferred Shares for its own account). A participant may determine to redeem Atlas Series I Preferred Shares from some beneficial owners (including the participant itself) without redeeming Atlas Series I Preferred Shares from the accounts of other beneficial owners.

So long as the Atlas Series I Preferred Shares are held of record by the nominee of the Securities Depository, the redemption price will be paid by the Paying Agent to the Securities Depository on the redemption date. The Securities Depository’s normal procedures provide for it to distribute the amount of the redemption price in same-day funds to its participants who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

If Atlas gives or causes to be given a notice of redemption, then Atlas will deposit with the Paying Agent funds sufficient to redeem the Atlas Series I Preferred Shares as to which notice has been given by the close of business, New York City time, no later than the Business Day immediately preceding the date fixed for redemption, and will give the Paying Agent irrevocable instructions and authority to pay the redemption price to the holder or holders thereof upon surrender or deemed surrender (which will occur automatically if the certificate representing such shares is issued in the name of the Securities Depository or its nominee) of the certificates therefor. If notice of redemption shall have been given, then from and after the date fixed for redemption, unless Atlas defaults in providing funds sufficient for such redemption at the time and place specified for payment pursuant to the notice, all dividends on such shares will cease to accumulate and all rights of holders of such shares as Atlas’ shareholders will cease, except the right to receive the redemption price, including an amount equal to accumulated and unpaid dividends through the date fixed for redemption, whether or not declared. Atlas will be entitled to receive from the Paying Agent the interest income, if any, earned on such funds deposited with the Paying Agent (to the extent that such interest income is not required to pay the redemption price of the shares to be redeemed), and the holders of any shares so redeemed will have no claim to any such interest income. Any funds deposited with the Paying Agent hereunder by Atlas for any reason, including, but not limited to, redemption of Atlas Series I Preferred Shares, that remain unclaimed or unpaid after two years after the applicable redemption date or other payment date, shall be, to the extent permitted by law, repaid to Atlas upon Atlas’ written request, after which repayment the holders of the Atlas Series I Preferred Shares entitled to such redemption or other payment shall have recourse only to Atlas.

If only a portion of the Atlas Series I Preferred Shares represented by a certificate has been called for redemption, upon surrender of the certificate to the Paying Agent (which will occur automatically if the certificate representing such shares is registered in the name of the Securities Depository or its nominee), the Paying Agent will issue to the holder of such shares a new certificate (or adjust the applicable book-entry account) representing the number of Atlas Series I Preferred Shares represented by the surrendered certificate that have not been called for redemption.

Notwithstanding any notice of redemption, there will be no redemption of any Atlas Series I Preferred Shares called for redemption until funds sufficient to pay the full redemption price of such shares, including all accumulated and unpaid dividends to the date of redemption, whether or not declared, have been deposited by Atlas with the Paying Agent.

Atlas and its affiliates may from time to time purchase the Atlas Series I Preferred Shares, subject to compliance with all applicable securities and other laws. Neither Atlas nor any of its affiliates has any obligation, or any present plan or intention, to purchase any Atlas Series I Preferred Shares. Any shares repurchased and cancelled by Atlas will revert to the status of authorized but unissued preferred shares, undesignated as to series.

Notwithstanding the foregoing, in the event that full cumulative dividends on the Atlas Series I Preferred Shares and any Parity Securities have not been paid or declared and set apart for payment, Atlas may not repurchase, redeem or otherwise acquire, in whole or in part, any Atlas Series I Preferred Shares or Parity Securities except pursuant to a purchase or exchange offer made on the same terms to all holders of Atlas Series I Preferred Shares and any Parity Securities. Common shares and any other Junior Securities may not be redeemed, repurchased or otherwise acquired unless full cumulative dividends on the Atlas Series I Preferred Shares and any Parity for all prior and the then-ending dividend periods have been paid or declared and set apart for payment.

Book-Entry System

All Atlas Series I Preferred Shares will be represented by a single certificate issued to The Depository Trust Company (and its successors or assigns or any other securities depository selected by Atlas), or the Securities Depository, and registered in the name of its nominee (initially, Cede & Co.). The Atlas Series I Preferred Shares will continue to be represented by a single certificate registered in the name of the Securities Depository or its nominee, and no holder of the Atlas Series I Preferred Shares will be entitled to receive a certificate evidencing such shares unless otherwise required by law or the Securities Depository gives notice of its intention to resign or is no longer eligible to act as such and Atlas has not selected a substitute Securities Depository within 60 calendar days thereafter. Payments and communications made by Atlas to holders of the Atlas Series I Preferred Shares will be duly made by making payments to, and communicating with, the Securities Depository. Accordingly, unless certificates are available to holders of the Atlas Series I Preferred Shares, each holder of Atlas Series I Preferred Shares must rely on (a) the procedures of the Securities Depository and its participants to receive dividends, distributions, any redemption price, liquidation preference and notices, and to direct the exercise of any voting or nominating rights, with respect to such Atlas Series I Preferred Shares and (b) the records of the Securities Depository and its participants to evidence its ownership of such Atlas Series I Preferred Shares.

The Depository Trust Company, the initial Securities Depository, is a New York-chartered limited purpose trust company that performs services for its participants, some of whom (and/or their representatives) own The Depository Trust Company. The Securities Depository maintains lists of its participants and will maintain the positions (i.e. ownership interests) held by its participants in the Atlas Series I Preferred Shares, whether as a holder of the Atlas Series I Preferred Shares for its own account or as a nominee for another holder of the Atlas Series I Preferred Shares.